                                      N-14
                                Initial Statement

 As filed with the Securities and Exchange Commission on March 13, 2002

                     Registration Nos. 2-99222 and 811-4363

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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. _____ [ ]
                     Post-Effective Amendment No. _____ [ ]

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                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                                4500 Main Street
                                 P.O. Box 419200
                           Kansas City, MO 64141-6200
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 816-531-5575

                             Charles A. Etherington
                  Vice President and Associate General Counsel
          4500 Main Street, P.O. Box 419200, Kansas City, MO 64141-6200
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this
Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration Nos. 2-99222 and 811-4363) pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Registrant is filing as an exhibit to this Registration Statement an opinion related to the legality of shares being issued in connection with this Registration Statement. Pursuant to
Rule 429, this Registration Statement relates to the aforesaid Registration
Statement on Form N-1A.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the
Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Prospectus and Proxy Statement

April 15, 2002

Treasury Fund

Important Voting Information Inside!

Proposal One: Election of Trustees
Nominees ..................................................................    X
Information Regarding Nominees ............................................    X
The Board of Trustees .....................................................    X
Selection of Independent Auditors .........................................    X
Compensation of Trustees ..................................................    X
Ownership of Fund Shares ..................................................    X
Voting Information ........................................................    X
Proposal Two: Reorganization

Appendix II ...............................................................    XS

                          American Century Investments
                                 P.O. Box 419200
                        Kansas City, Missouri 64141-6200

April 15, 2002

Dear American Century Treasury Fund Shareholder:

I am writing to ask for your support of important proposals affecting your fund.
The proposals will be voted on at an upcoming Special Meeting of shareholders to be held on Friday, August 2, 2002. Please take a few minutes to read the enclosed materials, complete and sign the proxy voting card and mail it back to
us.

At the Special Meeting, you are being asked to elect nominees to serve on the
Board of Trustees of your fund. The enclosed materials give more detailed information about the nominees. We encourage you to vote "FOR" all the nominees.

In addition, as a shareholder of the American Century Treasury Fund, you are being asked to approve the combination of your fund with the American Century
Government Bond Fund.

The reason for the combination is twofold. First, the reorganization will permit investors to select one general-purpose government bond fund with broad investment objectives and policies, while maintaining the same intermediate-term maturity range.

Second, management believe it will be more efficient to have the funds'
portfolio management team focus on a single, larger portfolio of assets rather than continue to manage similar, smaller portfolios.

The Board of Trustees of your fund has unanimously voted in favor of this reorganization and believes the combination is in your fund's and your best interests. We encourage you to vote "FOR" the reorganization. The enclosed materials give more detailed information about the proposed reorganization and the reasons why we recommend you vote for it.

Please don't put these materials aside, thinking that you will return to them at another time. If shareholders don't return their proxies, additional expenses must be incurred to pay for follow-up mailings and phone calls. PLEASE TAKE A
FEW MINUTES TO REVIEW THE ENCLOSED MATERIALS AND VOTE YOUR SHARES TODAY. If you
have any questions or need any help in voting your shares, please call us at
1-800-331-8331.

To more efficiently handle this proxy solicitation, we have hired Alamo Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ask if you have questions or concerns about the voting process and to assist you with your vote.

I appreciate your consideration of these important proposals. Thank you for investing with American Century and for your continued support.

Sincerely,

William M. Lyons
President

IMPORTANT INFORMATION YOU SHOULD CONSIDER

The following Q&A is a brief summary of some of the issues that may be important to you. It may not contain all of the information or topics that you think are important and, as a result, is qualified in its entirety by the more detailed information contained elsewhere in this document, or incorporated into this document. Please read all the enclosed proxy materials before voting. PLEASE
REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE. If enough shareholders return their proxy cards soon, additional costs for follow-up mailings and phone calls may be avoided.

What is the purpose of the upcoming meeting?

At the Special Meeting, you are being asked to elect nominees to serve on the
Board of Trustees of American Century Government Income Trust. In addition, your
Board of Trustees has recommended combining Treasury into Government Bond. This combination requires approval of Treasury shareholders. The Special Meeting to vote on these proposals will be held on Friday, August 2, 2002, at 10:00 a.m.
(Central time) at American Century Tower I, 4500 Main Street, Kansas City,
Missouri. Shareholders of record as of the close of business on April 5, 2002, are eligible to vote.

Who are the nominees for Trustee? Have all of them been elected before?

The Nominating Committee of your Board of Trustees has proposed that shareholders elect eight members to the Board of Trustees of American Century
Government Income Trust. The nominees are:

                                                     Albert Eisenstat
                                                     Ronald J. Gilson
                                                     Kathryn A. Hall
                                                     William M. Lyons
                                                     Myron S. Scholes
                                                     Kenneth E. Scott
                                                     James E. Stowers III
                                                     Jeanne D. Wohlers

Albert Eisenstat, Kathryn Hall and William M. Lyons are being considered by shareholders for the first time. A full discussion of the proposal to elect
Trustees begins on page ___.

When will the proposal regarding the Trustees take effect if it is approved?

The proposal regarding the Trustees will be effective immediately upon approval.

Why is the reorganization being proposed?

The reorganization seeks to improve operational and investment management efficiencies by combining funds with similar investment objectives and investment policies, approaches, procedures and portfolio securities. Combining these similar funds will permit the portfolio management team to focus its resources on a single, larger fund, rather than divide its time between similar smaller funds.

How will the reorganization be accomplished?

Shareholders of Treasury are being asked to approve the combination of their fund with Government Bond according to the Agreement and Plan of Reorganization described on page ___. The reorganization will take the form of a transfer of assets by Treasury in exchange for shares of Government Bond. Treasury will then make a liquidating distribution to its shareholders of the Government Bond shares received in the exchange.

What will shareholders get if the reorganization is approved?

As a result of the liquidating distribution, you will receive shares of
Government Bond in an amount equal to the value of your Treasury shares on the date the combination takes place (probably September 3, 2002). The total dollar value of your account after the reorganization will be the same as the total dollar value of your account before the reorganization. However, because the net asset value (price per share) of Government Bond may be different from the net asset value of Treasury, you may receive a different number of shares than the number of shares of Treasury that you have. After the reorganization, you will own shares of Government Bond rather than shares of Treasury.

Why did the Board of Trustees approve the reorganization?

After reviewing many factors, your Board of Trustees unanimously determined that the reorganization was in the best interests of Treasury and its shareholders.
Some of the factors considered include:

*       Compatibility of the investment objectives, policies, restrictions, and investments of the funds.

*       The potential cost savings that could benefit shareholders of the funds if the reorganization is approved.

*       Elimination of duplicate expenses and internal competition between the funds.

*       The benefits that may result to the advisor and its affiliates if the reorganization is consummated.

*       The tax consequences to the funds and shareholders if the reorganization is consummated.

Will the exchange of Treasury shares for shares of Government Bond cause shareholders to realize income or capital gains for tax purposes?

No. The exchange of shares in the reorganization will be tax-free. We will obtain a tax opinion confirming that the reorganization will not be a taxable event for you for federal income tax purposes. Your tax basis and holding period for your shares will be unchanged.

How does the total expense ratio of Government Bond compare to that of Treasury?

The total expense ratios of the funds are the same.

Is Government Bond riskier than Treasury?

Only slightly. Both funds invest in U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government, and both funds may invest in securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury. Government Bond, however, is permitted to invest an unlimited percentage of its assets in securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government other than the U.S. Treasury. This wider range of permissible U.S. government securities makes Government Bond only slightly riskier than Treasury.

Are distributions from Government Bond state tax-free?

Not necessarily. Shareholders should note that the income from securities issued by U.S. government agencies and instrumentalities may be subject to state income tax. Accordingly, a higher percentage of Government Bond's distributions will be subject to state income taxes.

When and how will the reorganization take place?

Subject to receiving shareholder approval, the reorganization is scheduled to take place on September 3, 2002. After the funds have calculated the value of their assets and liabilities on August 30, 2002, Treasury will transfer its assets and liabilities to Government Bond in exchange for the appropriate number of Government Bond shares. Treasury will then make a liquidating distribution of those Government Bond shares pro rata to its shareholders according to the value of their accounts immediately prior to the transfer of assets. THE VALUE OF YOUR
ACCOUNT WILL NOT CHANGE AS A RESULT OF THIS REORGANIZATION.

Will the reorganization affect the management team of Treasury?

American Century Investment Management, Inc. will continue to manage the assets of Government Bond after the reorganization. The portfolio management team for
Government Bond is led by Robert V. Gahagan, Portfolio Manager. Mr. Gahagan has
been a member of the team that manages Treasury since January 1998 and the team that manages Government Bond since March 2002. He joined American Century in
October 1983. He has bachelor's degrees in economics and an MBA from the
University of Missouri-Kansas City.

How will distribution, purchase and redemption procedures and exchange rights change as a result of the reorganization?

They won't. Government Bond has the same distribution, purchase and exchange policies and procedures as Treasury.

How will the proposed changes affect your account?

If the proxy proposals are approved, Treasury will be combined with Government
Bond and your services will be transferred. American Century will ensure your services will continue and no action is required on your part. Please review the following information to answer questions you may have about services and transactions during the proxy period.

Account number

-        Your account number will change and you will receive a transaction confirmation with the new number in early September.

Automatic services

-        If you have any of the services below, they will be transferred and you will receive a service update as a confirmation.

         * automatic investments        * direct deposits,
         * automatic exchanges          * dividend options
         * automatic redemptions        * required minimum distributions
         * automatic transfers

-        If you have any of these services, they will occur in August as scheduled unless we contact you for instructions.

Transactions

-        Purchases may be made into your current account until August 16.

-        You may continue to make exchanges or redemptions on your current account through August 30.

If shareholders send their proxies in now as requested, can they change their vote later?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Even if you plan to attend the meeting to vote in person, we ask that you return the enclosed proxy vote card. Doing so will help us achieve a quorum for the meeting.

How do shareholders vote their shares?

We've made it easy for you. You can vote online, by phone, by mail or by fax. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, send your fax to the toll-free number listed on your proxy card.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees and vote it "FOR" all proposals. You also may vote in person at the meeting on Friday, August 2, 2002.

Where can shareholders get more information about the funds?

A copy of Government Bond's Prospectus accompanies this proxy statement. In addition, the Manager's Discussion and Analysis of Fund Performance portion of
Government Bond's most recent Annual Report to Shareholders is included in this document on page . If you would like a copy of Treasury's prospectus or either fund's Statement of Additional Information or most recent annual or semiannual report, please call us at 1-800-331-8331.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                          American Century Investments
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

                      To be held on Friday, August 2, 2002

To American Century Treasury Shareholders:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of the
American Century Treasury Fund, a portfolio of American Century Government
Income Trust ("Treasury"), will be held at American Century Tower I, 4500 Main
Street, Kansas City, Missouri on Friday, August 2, 2002, at 10:00 a.m. (Central
time) for the following purposes:

PROPOSAL 1. To elect a Board of Trustees of eight members to hold office until their successors are duly elected and qualified;

PROPOSAL 2. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including:

(a) the transfer of substantially all of the assets and liabilities of Treasury to the American Century Government Bond Fund, another investment portfolio of
American Century Government Income Trust ("Government Bond"), in exchange for shares in Government Bond; and

(b) the distribution of Government Bond shares to the shareholders of Treasury according to their respective interests.

PROPOSAL 3. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.

Information regarding the nominees for the Board of Trustees begins on page ___
of this Combined Prospectus/Proxy Statement. The proposed reorganization, the
Agreement and Plan of Reorganization and related matters are described in the attached Combined Prospectus/Proxy Statement beginning on page ___.

Shareholders of record as of the close of business on April 5, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s)
thereof.

Please execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of American
Century Government Income Trust. Please return your proxy card even if you are planning to attend the meeting. This is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person.

David C. Tucker
Senior Vice President

April 15, 2002

COMBINED PROSPECTUS/PROXY STATEMENT
AMERICAN CENTURY GOVERNMENT INCOME TRUST

April 15, 2002

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of votes by the Board of Trustees of American Century Government
Income Trust on behalf of its Treasury Fund ("Treasury"), in connection with a
Special Meeting of Shareholders to be held on Friday, August 2, 2002, at 10:00
a.m. (Central time) at American Century Tower I, 4500 Main Street, Kansas City,
Missouri.

At the Special Meeting, shareholders of Treasury are being asked to elect a
Board of Trustees of eight members to hold office until their successors are duly elected and qualified.

In addition, shareholders of Treasury are being asked to approve the combination of their fund with the American Century Government Bond Fund, another series of
American Century Government Income Trust ("Government Bond"). Treasury and
Government Bond are similarly managed, diversified, open-end mutual funds that invest in a similar mix of fixed-income securities. The purpose of the reorganization is to streamline American Century's fixed-income lineup and to achieve management and operational efficiencies. Combining these similar funds as described further in this Combined Prospectus/Proxy Statement will help achieve this objective. Each fund has shares registered with the Securities and
Exchange Commission.

Treasury and Government Bond are similarly managed, diversified, open-end mutual funds that invest in a similar mix of fixed-income securities. The purpose of the reorganization is to streamline American Century's fixed-income lineup and to achieve management and operational efficiencies. Combining these similar funds as described further in this Combined Prospectus/Proxy Statement will help achieve this objective. Each fund has shares registered with the Securities and
Exchange Commission.

This Combined Prospectus/Proxy Statement constitutes the proxy statement of your fund for the Special Meeting of Shareholders and a prospectus for the Government
Bond shares that are to be issued to you in connection with the reorganization.
It is intended to give you the information you need to consider and vote on the proposed reorganization. You should retain this document for future reference. A
Statement of Additional Information about Government Bond, dated August 1, 2001, has been filed with the Commission and is incorporated into this document by reference. A copy of the Statement of Additional Information may be obtained without charge upon request by calling us at 1-800-331-8331 or writing to us at
American Century Investments, 4500 Main Street, P. O. Box 419200, Kansas City,
Missouri 64141-6200.

The principal executive offices of Treasury and Government Bond are located at
American Century Investments, 4500 Main Street, P. O. Box 419200, Kansas City,
Missouri 64141-6200. The funds' telephone number is 1-800-345-2021.

The information contained in this Combined Prospectus/Proxy Statement is required by rules of the Securities and Exchange Commission, and some of it is highly technical. If you have any questions about these materials or how to vote your shares, please call us at 1-800-331-8331.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this
Combined Prospectus/Proxy Statement is accurate or complete. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus/Proxy
Statement and in the materials expressly incorporated herein by reference. If given or made, such other information or representations must not be relied upon as having been authorized by Treasury, Government Bond or anyone affiliated with
American Century Investments.

PLEASE NOTE THAT THE SPECIAL MEETING OF SHAREHOLDERS WILL BE A BUSINESS MEETING
ONLY AND IS NOT A SHAREHOLDER SEMINAR.

PROPOSAL 1: ELECTION OF TRUSTEES

Nominees

The Board of Trustees of American Century Government Income Trust has nominated eight individuals (the "Nominees") for election to the Board. At the meeting, the shareholders of Treasury will be asked to elect the Nominees to serve on the
American Century Government Income Trust Board of Trustees. It is intended that the enclosed Proxy will be voted for the election of the eight Nominees named below as Trustees, unless such authority has been withheld in the Proxy. The term of office of each person elected as Trustee will be until his or her successor is duly elected and shall qualify. Information regarding each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected.

Shareholders are being asked to elect the Nominees to serve as Trustees of the
American Century Government Income Trust Board of Trustees in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Investment Company Act provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Special Meeting to elect the eight Trustees to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Trustees will be elected for indefinite terms, subject to termination or resignation. Each
Nominee has indicated a willingness to serve as a member of the Board of
Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, Management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the
Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The
Trustees also considered the experience of the Nominees as Trustees or Directors of certain American Century Funds.

INFORMATION REGARDING NOMINEES

The individuals listed in the table below serve as trustees or officers of
Treasury and Government Bond. Trustees listed as interested persons of the funds
(as defined in the Investment Company Act) are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment adviser, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other Trustees, (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                        in Fund
                                                     Length                                             Complex          Other
                                 Position(s)         of Time                                            Overseen         Directorships
                                 Held with           Served           Principal Occupation(s)           by               Held by
Name, Address (Age)              Fund                (years)          During Past 5 Years               Director         Trustee

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Interested Trustees

.....................................................................................................................................
James E. Stowers III             Trustee,            6                Co-Chairman, ACC                  76                None
4500 Main Street                 Chairman                             (September 2000 to present)
Kansas City, MO 64111            of                                   Co-Chief Investment Officer,
(42)                             the Board                            U.S. Equities (September 2000
                                                                      to February 2001)
                                                                      Chief Executive Officer, ACC
                                                                      ACIM, ACSC and
                                                                      other ACC subsidiaries
                                                                      (June 1996 to September 2000)
                                                                      President, ACC (January 1995
                                                                      to June 1997)
                                                                      President, ACIM and ACSC
                                                                      (April 1993 to August 1997)
                                                                      Director, ACC, ACIM, ACSC and other ACC
                                                                      subsidiaries

William M. Lyons                 Trustee             1                Chief Executive Officer, ACC      38                None
4500 Main Street                                                      and other ACC subsidiaries
Kansas City, MO 64111                                                 (September 2000 to present)
(46)                                                                  President, ACC (June 1997
                                                                      to present)
                                                                      Chief Operating Officer
                                                                      ACC (June 1996 to
                                                                      September 2000)
                                                                      General Counsel, ACC, ACIM,
                                                                      ACIS, ACSC and other ACC
                                                                      subsidiaries (June 1989 to
                                                                      June 1998)
                                                                      Executive Vice President,
                                                                      ACC (January 1995
                                                                      to June 1997)
                                                                      Also serves as: Executive
                                                                      Vice President and Chief
                                                                      Operating Officer, ACIM,
                                                                      ACSC and other ACC
                                                                      subsidiaries, and
                                                                      Executive Vice President
                                                                      of other ACC subsidiaries
                                                                      Director, ACIM, ACSC and other
                                                                      ACC subsidiaries

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Independent Trustees

Albert Eisenstat                 Trustee             6                General Partner,                  38                Independent Director,
1665 Charleston Road                                                  Discovery Ventures                                  Sungard Data Systems (1991 to present)
Mountain View, CA 94043                                               (Venture capital firm,                              Independent Director, Business Objects S/A
(71)                                                                  1996 to 1998)                                       (1994 to present)

....................................................................................................................................................................
Ronald J. Gilson                 Trustee             6                Charles J. Meyers Professor       38                None
1665 Charleston Road                                                  of Law and Business,
Mountain View, CA 94043                                               Stanford Law School
(55)                                                                  (1979 to present)
                                                                      Mark and Eva Stern
                                                                      Professor of Law and
                                                                      Business, Columbia
                                                                      University School of Law
                                                                      (1992 to present)
                                                                      Counsel, Marron, Reid &
                                                                      Sheehy (a San Francisco
                                                                      law firm, 1984 to present)

Kathryn A. Hall                  Trustee             0                President and Managing            38                Director, Princeton University.
1665 Charleston Road                                                  Director, Laurel Management                         Investment Company and
Mountain View, CA 94043                                               Company, L.L.C                                      Stanford Management Company
(44)                                                                  (1989 to present)

Myron S. Scholes                 Trustee             21               Partner, Oak Hill Capital         38                Director, Dimensional Fund Advisors
1665 Charleston Road                                                  Management, (1999-present)                          (investment advisor, 1982 to present)
Mountain View, CA 94043                                               Principal, Long-Term                                Director, Smith Breeden Family of
(60)                                                                  Capital Management                                  Funds (1992 to present)
                                                                      (investment advisor,
                                                                      1993 to January 1999)
                                                                      Frank E. Buck Professor
                                                                      of Finance, Stanford
                                                                      Graduate School of Business
                                                                      (1981 to present)

--------------------------------------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott                 Trustee             30               Ralph M. Parsons Professor        38                Director, RCM Capital Funds, Inc.
1665 Charleston Road                                                  of Law and Business,                                (1994 to present)
Mountain View, CA 94043                                               Stanford Law School
(73)                                                                  (1972 to present)

................................................................................................................................................................
Jeanne D. Wohlers                Trustee             17               Director and Partner,,            38                Director, Indus International
1665 Charleston Road                                                  Windy Hill Productions, LP                          (software solutions,
Mountain View, CA 94043                                               (educational software,                              January 1999 to present)
(56)                                                                  1994 to 1998)                                       Director, Quintus Corporation
                                                                                                                          (automation solutions,
                                                                                                                          1995 to present)

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Officers
William M. Lyons                 President           1                See entry above under             38                See entry above under
4500 Main Street                                                      "Interested Trustees".                              "Interested Trustees".
Kansas City, MO 64111
(46)

.................................................................................................................................................................
Robert T. Jackson                Executive           1                Chief Administrative Officer      Not               Not applicable.
4500 Main St.                    Vice                                 and Chief Financial Officer,      applicable
Kansas City, MO 64111            President                            ACC (August 1997 to present)
(55)                             and                                  President, ACSC
                                 Chief                                (January 1999 to present)
                                 Financial                            Executive Vice President, ACC
                                 Officer                              (May 1995 to present)
                                                                      Also serves as: Executive Vice
                                                                      President and Chief Financial Officer,
                                                                      ACIM, ACIS and other ACC subsidiaries

Maryanne Roepke, CPA             Senior Vice         1                Senior Vice President and         Not               Not applicable
4500 Main St.                    President,                           Assistant Treasurer, ACSC         applicable
Kansas City, MO 64111            Treasurer
(45)                             and Chief
                                 Accounting
                                 Officer
----------------------------------------------------------------------------------------------------------------------------------------------------------------
David C. Tucker                  Senior Vice         3                Senior Vice President, ACIM,      Not               Not applicable
4500 Main St.                    President                            ACIS, ACSC and other ACC          applicable
Kansas City, MO 64111            and                                  subsidiaries
(43)                             General                              (June 1998 to present)
                                 Counsel                              General Counsel, ACC,
                                                                      ACIM, ACIS, ACSC and
                                                                      other ACC subsidiaries
                                                                      (June 1998 to present)
                                                                      Consultant to mutual
                                                                      fund industry
                                                                      (May 1997 to April 1998)

.................................................................................................................................................................
C. Jean Wade                     Controller          5                Vice President, ACSC              Not               Not applicable
4500 Main St.                                                         (February 2000 to present)        applicable
Kansas City, MO 64111                                                 Controller-Fund Accounting,
(37)                                                                  ACSC

.................................................................................................................................................................
Robert Leach                     Controller          4                Vice President, ACSC              Not applicable    Not applicable
4500 Main St.                                                         February 2000 to present)
Kansas City, MO 64111                                                 Controller-Fund Accounting,
(35)                                                                  ACSC

Jon Zindel                       Tax Officer         4                Vice President, Corporate Tax,    Not               Not applicable
4500 Main Street                                                      ACSC (April 1998 to present)      applicable
Kansas City, MO 64111                                                 Vice President, ACIM, ACIS
(34)                                                                  and other ACC subsidiaries
                                                                      (April 1999 to present)
                                                                      President, American Century
                                                                      Employee Benefit Services, Inc.
                                                                      (January 2000 to December 2000)
                                                                      Treasurer, American Century
                                                                      Ventures, Inc.
                                                                      (December 1999 to January 2001)
                                                                      Director of Taxation, ACSC
                                                                      (July 1996 to April 1998)

------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES

The Board of Trustees oversees the management of all funds issued by American
Century Government Income Trust and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the funds, it has hired the advisor to do so. The Trustees, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor. In carrying out these responsibilities, the Board reviews material factors to evaluate such contracts, including (but not limited to) assessment of information related to the advisor's performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the advisor, the advisor's overall management and projected profitability, and services provided to the funds and their investors.

The Board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Trustees may adopt Bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such Bylaws do not reserve that right to the funds'
investors. They may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the Board and to any agent or employee of the funds or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the funds made by the Trustees in good faith shall be conclusive.

Committees

The Board of Trustees has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The Trustee first named serves as chairman of the committee.

                                                                                                                       Meetings Held
                                                                                                                       During last
Committee           Members                     Function                                                               Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
Audit               Jeanne D. Wohlers           The Audit Committee recommends the engagement of the                       5
                    Albert Eisenstat            funds' independent auditors and oversees its activities.
                    Kenneth E. Scott            The committee receives reports from the advisor's Internal
                                                Audit Department, which is accountable to the committee.
                                                The committee also receives reporting about compliance
                                                matters affecting the Trust.

.....................................................................................................................................
Nominating          Kenneth E. Scott            The Nominating Committee primarily considers and                           5
                    Ronald J. Gilson            recommends individuals for nomination as trustees. The
                    Albert Eisenstat            names of potential trustee candidates are drawn from a
                    Myron S. Scholes            number of sources, including recommendations from members
                    Jeanne D. Wohlers           of the Board, management and shareholders. This committee
                                                also reviews and makes recommendations to the Board with
                                                respect to the composition of Board committees and other
                                                Board-related matters, including its organization, size,
                                                composition, responsibilities, functions and compensation.

Portfolio           Myron S. Scholes            The Portfolio Committee reviews quarterly the investment                   5
                    Ronald J. Gilson            activities and strategies used to manage fund assets. The
                                                committee regularly receives reports from portfolio managers, credit analysts and other investment personnel concerning
                                                the funds' investments.

Quality             Ronald J. Gilson            The Quality of Service Committee reviews the level and quality             5
of                  Myron S. Scholes            of transfer agent and administrative services provided to the
Service             William M. Lyons            funds and their shareholders. It receives and reviews reports comparing those services to those of fund competitors and
                                                seeks to improve such services where feasible and appropriate.
------------------------------------------------------------------------------------------------------------------------------------

Selection of Independent Auditors

The 1940 Act requires that a fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the
1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to a fund's Board of Trustees the selection, retention or termination
o f independent auditors for the fund. A copy of the Audit Committee's charter, which describes the Audit Committee's purposes, duties and powers, is attached as Appendix I to this Prospectus/Proxy Statement.

At meetings held according to the following schedule, the Audit Committee recommended, and the Board of Trustees/Directors, including a majority of those
Trustees who are not "interested persons," approved the selection of
PricewaterhouseCoopers LLP as the independent auditors for each Fund overseen by the Board.

Fund Company                                           Date Approved by Board                 Fiscal Year End
------------                                           ----------------------                 ---------------
American Century Investment Trust                             03/13/02                           02/28/03
American Century Government Income Trust                      03/13/02                           03/31/03
American Century Municipal Trust                              03/06/01                           05/31/02
American Century California Tax-Free and Municipal Funds      08/06/01                           09/30/02
American Century Target Maturities Trust                      08/06/01                           09/30/02
American Century Quantitative Equity Funds                    12/14/01                           12/31/02
American Century International Bond Funds                     12/14/01                           12/31/02

PricewaterhouseCoopers LLP, a major international accounting firm, has acted as auditors of the funds overseen by the Board of Trustees since October 1997.
After reviewing the audited financial statements for the fiscal year ended March
31, 2001, the Audit Committee recommended to the Board of Trustees that such financial statements be included in each fund's annual report to shareholders. A copy of the audit committee's report for each fund are attached as Appendix II to this proxy statement.

Audit Fees. For the fiscal year ending in 2001, PricewaterhouseCoopers LLP billed American Century funds $754,825.00 for services rendered for the audit of each fund's annual financial statements.

All Other Fees. For the fiscal years ending in 2001, PricewaterhouseCoopers LLP billed American Century funds $1,125,719.00 for services other than those described above. The Audit Committee considered the compatibility of these non-audit services with PricewaterhouseCoopers' independence.

Compensation of Trustees

The Trustees serve as trustees for eight American Century investment companies.
Each Trustee who is not an interested person as defined in the Investment
Company Act receives compensation for service as a member of the Board of all eight companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held.
These fees and expenses are divided among the eight investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by all the funds issued by American Century Government Income Trust for the periods indicated and by the seven other investment companies served by the Board of Trustees to each
Trustee who is not an interested person as defined in the Investment Company
Act.

Aggregate Trustee Compensation for Fiscal Year Ended March 31, 2001

                                   Total Compensation         Total Compensation from the
Name of Trustee                    from the Funds(1)          American Century Family of Funds(2)
---------------                    -----------------          -----------------------------------

Albert Eisenstat                   $20,864                    $79,750

.....................................................................................................................................
Ronald J. Gilson                   $23,747                    $87,750

Myron S. Scholes                   $19,466                    $74,750

Kenneth E. Scott                   $21,888                    $82,000

Isaac Stein(3)                     $11,085                    $13,500
------------------------------------------------------------------------------------------------------------------------------------

Jeanne D. Wohlers                  $19,860                    $76,000

1 Includes compensation paid to the trustees during the fiscal year ended March
31, 2001, and also includes amounts deferred at the election of the trustees under the Amended and Restated American Century Mutual Funds Deferred
Compensation Plan for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr.
Eisenstat, $46,000; Mr. Gilson, $87,000; Mr. Scholes, $71,750; Mr. Scott,
$40,000; and Ms. Wohlers, $19,800.

2 Includes compensation paid by the eight investment company members of the
American Century family of funds served by this Board.

3 Mr. Stein retired from the Board on September 15, 2000.

The funds have adopted the Amended and Restated American Century Deferred
Compensation Plan for Non-Interested Directors. Under the plan, the independent
Trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds.

All deferred fees are credited to an account established in the name of the
Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a Trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Trustee, all remaining deferred fee account balances are paid to the Trustee's beneficiary or, if none, to the Trustee's estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of Trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any Trustee under the plan during the fiscal year ended March 31, 2001.

Ownership of Fund Shares

The Trustees owned shares in the funds as of December 31, 2001, as shown in the table below:

                                                                               Name of Trustees(1)
------------------------------------------------------------------------------------------------------------------------------------------------

                                                        James E.             William M.                 Albert                     Ronald J.
                                                       Stowers III              Lyons                  Eisenstat                    Gilson
------------------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Treasury                                                  A                     A                        A                           A
  Government Bond                                           A                     A                        A                           A
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Director in
Family of Investment Companies                              E                     E                        E                           E
------------------------------------------------------------------------------------------------------------------------------------------------

                                                                           Name of Trustees(1)
------------------------------------------------------------------------------------------------------------------------------------------------

                                                         Myron S.              Kenneth E.             Jeanne D.
                                                         Scholes                 Scott                 Wohlers
------------------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Treasury                                                  A                     A                        A
  Government Bond                                           A                     A                        A
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Trustee in
Family of Investment Companies                              E                     E                        E

Ranges: A-none, B-$1-$10,000, C-$10,001-$50,000, D-$50,001-$100,000, E-More than $100,000
1 Kathryn A. Hall did not own any shares as of December 31, 2001.

Voting Information

Each Nominee will be elected to the Board of Trustees of American Century
Government Income Trust if he or she receives the approval of a majority of the votes of American Century Government Income Trust represented at the meeting, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. The election of Trustees is determined by the votes received from all American Century Government Income Trust shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular
Nominee or all Nominees as a group. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the Nominee name on the proxy, as further explained on the proxy itself. The Board of Trustees does not contemplate that any Nominee will be unable to serve as a member of the Board of
Trustees for any reason, but if that should occur prior to the Special Meeting, the individuals named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

PROPOSAL 2: REORGANIZATION

COMPARISON OF CERTAIN INFORMATION REGARDING THE FUNDS

The following chart is provided to show a comparison of certain key attributes of Treasury with Government Bond. For additional information about the funds, see the section titled "Information About the Funds" starting on page ___.

                               Treasury                                         Government Bond
------------------------------------------------------------------------------------------------------------------------------------

Type of Fund                   Intermediate U.S. Treasury Fund                  General U.S. Treasury Fund

Investment Objective           The fund seeks the highest level of current      The fund seeks high current income.
                               income exempt from state income tax, and
                               also seeks safety of capital

Investment Policies            The fund buys U.S. Treasury securities           The fund buys U.S. Treasury securities guaranteed by
                               guaranteed by the full faith and credit          the full faith and credit pledge of the U.S. government,
                               pledge of the U.S. government, and               and securities, including mortgage-backed securities, issued by
                               securities issued by the U.S. government         the U.S. government and its agencies and instrumentalities
                               its agencies and instrumentalities other         other than the U.S. Treasury.
                               than the U.S. Treasury.

Weighted Average               No Restriction                                   No Restriction
Portfolio Maturity

Credit Quality

Total Expense Ratio            Investor Class  0.51%                            Investor Class 0.51%
                               Advisor Class   0.76%                            Advisor Class  0.76%

Distribution Policy            Same as Government Bond                          Distributions from net income are declared
                                                                                daily and paid monthly. Capital gains
                                                                                distributions are paid once a year, usually
                                                                                in December.

Purchases and Exchanges        Same as Government Bond                          See pages 20-23 of the Investor Class Prospectus and pages 19-21 of the Advisor Class Prospectus

Redemption Policies            Same as Government Bond                          See pages 20-23 of the Investor Class Prospectus and pages 19-21 of the Advisor Class Prospectus

Investment Advisor             Same as Government Bond                          American Century Investment Management,
                                                                                Inc. ("ACIM")

Transfer Agent                 Same as Government Bond                          American Century Services Corporation
                                                                                ("ACSC")

Distributor                    Same as Government Bond                          American Century Investment Services, Inc.
                                                                                ("ACIS")

Custodians                     Same as Government Bond                          J.P. Morgan Chase and Co. and Commerce
                                                                                Bank, N.A.

Independent Auditors           Same as Government Bond                          PricewaterhouseCoopers LLP

PRIMARY FEDERAL INCOME TAX CONSEQUENCES

The exchange of Treasury shares for Government Bond shares in the reorganization will be tax-free to shareholders. We will obtain a tax opinion confirming that the reorganization will not be a taxable event for shareholders of either fund for federal income tax purposes. A shareholder's aggregate tax basis and holding period for Government Bond shares received in the reorganization will be identical to the aggregate tax basis and holding period for the Treasury shares exchanged in the transaction. The tax consequences of the reorganization are described in more detail on page _____ of this Combined Prospectus/Proxy
Statement.

RISK FACTORS

Interest rate changes affect the share value of both Treasury and Government
Bond. Generally, when interest rates rise, the funds' share values will decline.
The opposite is true when interest rates decline. The degree to which interest rate changes affect a fund's performance varies and is related to the weighted average maturity of a particular fund. In general, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true. Because neither
Government Bond nor Treasury is restricted to a particular weighted average maturity, the share value of both funds are comparably sensitive to interest rate fluctuation. The fund managers monitor the weighted average maturity of both Treasury and Government Bond. The managers seek to adjust the weighted average maturity as appropriate, taking into account market conditions and other relevant factors.

Government Bond may also purchase mortgage-backed securities issued by U.S.
government agencies and instrumentalities. The most significant additional risk for Treasury shareholders as a result of the reorganization is prepayment risk.
Government Bond may invest a greater percentage of its assets in mortgage-backed securities. When homeowners refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the securities purchased by the fund, may be prepaid in this fashion.
When this happens, the fund will be required to purchase new securities at current market rates, which will usually be lower. Because of this prepayment risk, Government Bond may benefit less from declining interest rates than
Treasury.

Your Board of Trustees does not believe that the reorganization exposes shareholders of Treasury to any substantially or different risks than they are exposed to as shareholders of Treasury. For a new discussion of the various investment policies, approaches and procedures of Government Bond, and the risks associated therewith, please see the accompanying Prospectus beginning at page
11 of the Investor Class Prospectus and page 10 of the Advisor Class prospectus.

TRANSACTION AND OPERATING
EXPENSE INFORMATION

The tables below compare various shareholder transaction and annual fund operating expenses of Treasury as of its most recent fiscal year end (March 31,
2001) with Government Bond as of its most recent fiscal year end (March 31,
2001). After the reorganization, the expense levels of the surviving fund will be the same as those shown for Government Bond (Pro Forma).

Annual Operating Expenses (expenses that are deducted from fund assets)

                                        Management      Distribution and          Other          Total Annual Fund
                                        Fee(1)          Service (12b-1) Fees(2)   Expenses(3)    Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
Treasury (Investor)                     0.51%           None                      0.00%          0.51%
.....................................................................................................................................
Government Bond (Investor)              0.51%           None                      0.00%          0.51%
Government Bond (Investor Pro Forma)    0.51%           None                      0.00%          0.51%
------------------------------------------------------------------------------------------------------------------------------------
Treasury (Advisor)                      0.26%           0.50%                     0.00%          0.76%
.....................................................................................................................................
Government Bond (Advisor)               0.26%           0.50%                     0.00%          0.76%
Government Bond (Advisor Pro Forma)     0.26%           0.50%                     0.00%          0.76%

1 Based on expenses incurred during the funds' most recent fiscal year. The funds have stepped fee schedules. As a result, the funds' management fee rate generally decreases as fund assets increase.

2 The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services.

3 Other expenses, which include the fees and expenses of the funds' independent trustees, their legal counsel and interest, are expected to be less than 0.005%
for the current fiscal year.

Examples

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*   invest $10,000 in the fund
*   redeem all of your shares at the end of the periods shown below
*   earn a 5% return each year
*   incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                                      1 year     3 years     5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
Treasury (Investor)                   $52        $163        $285            $640
.....................................................................................................................................
Government Bond (Investor)            $52        $163        $285            $640
------------------------------------------------------------------------------------------------------------------------------------
Government Bond (Investor Pro Forma)  $52        $163        $285            $640
Treasury (Advisor)                    $78        $242        $422            $939
.....................................................................................................................................
Government Bond (Advisor)             $78        $242        $422            $939
Government Bond (Advisor Pro Forma)   $78        $242        $422            $939
.....................................................................................................................................

CALLOUT

Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

ADDITIONAL INFORMATION
ABOUT THE PROPOSED REORGANIZATOIN

SUMMARY OF PLAN OF REORGANIZATION

Subject to receipt of shareholder approval, the reorganization will be carried out according to the terms of the Agreement and Plan of Reorganization between the funds. The following is a brief summary of some of the important terms of that Agreement.

EFFECTIVE TIME OF THE REORGANIZATION. The Agreement requires that the exchange of assets for stock take place after the close of business on one business day but before (or as of) the opening of business on the next business day (the
"Effective Time"). It is currently anticipated that the reorganization will take place after the close of business on August 30, 2002, but before (or as of) the opening of business on September 3, 2002. However, the Agreement gives the officers of the funds the flexibility to choose another date.

EXCHANGE OF ASSETS. After the close of business on August 30, 2002, the funds will determine the value of their assets and liabilities in the same manner as described on page 24 of the Government Bond Investor Class Prospectus or page 22 of the Government Bond Advisor Class Prospectus. The assets and liabilities of
Treasury will then be transferred to Government Bond in exchange for that number of full and fractional shares (rounded to the third decimal place) that have the same aggregate net asset value as the value of the net assets received in the exchange.

LIQUIDATING DISTRIBUTIONS AND TERMINATION OF TREASURY. Immediately after the exchange of its assets for the Government Bond shares, Treasury will distribute pro rata all of the shares received in the exchange to its shareholders of record at the Effective Time. All of the outstanding shares of Treasury will be redeemed and canceled and its stock books closed. As a result of the distribution, Treasury shareholders will become shareholders of Government Bond.

SHAREHOLDER APPROVAL. Consummation of the reorganization requires approval of
Treasury shareholders.

REPRESENTATIONS AND WARRANTIES. The Agreement contains representations and warranties made by Treasury to Government Bond concerning Treasury's formation and existence under applicable state law, its power to consummate the reorganization, its qualification as a "regulated investment company" under applicable tax law, the registration of its shares under federal law and other matters that are customary in a reorganization of this type. The representations and warranties terminate at the Effective Time.

CONDITIONS TO CLOSING. The Agreement contains conditions to closing the proposed reorganization that benefit each fund. The conditions include (i) that Treasury shareholders approve the proposed reorganization, (ii) that all representations of the funds be true in all material respects, (iii) receipt of the tax opinion described on page _____ under the caption "Federal Income Tax Consequences"," and (iv)
such other matters as are customary in a reorganization of this type.

TERMINATION OF AGREEMENT. The Agreement may be terminated by a fund as a result of the failure by the other fund to meet one of its conditions to closing, or by mutual consent.

GOVERNING LAW. The Agreement states that it is to be interpreted under
Massachusetts law, the state of organization of Government Bond and Treasury.

DESCRIPTION OF THE SECURITIES OF GOVERNMENT BOND

Government Bond is a series of shares offered by American Century Government
Income Trust. Each series is commonly referred to as a mutual fund. The assets belonging to each series of shares are held separately by the custodian.

American Century Government Income Trust is a Massachusetts business trust, which means its activities are overseen by a Board of Trustees.

Like Treasury, Government Bond currently offers two classes of shares, the
Investor Class and the Advisor Class, although it may offer additional classes in the future. The Investor Class of shares of Government Bond has no up-front charges, commissions or 12b-1 fees. The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

Your Board of Trustees believes there are no material differences between the rights of a Treasury shareholder and the rights of a Government Bond shareholder. Each share, irrespective of series or class of a series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of a series affected. Matters affecting only one class of a series are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of trustees can elect all of the trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

Unless required by the Investment Company Act of 1940, it is not necessary for
Government Bond to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees. However, pursuant to each fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders.

REASONS SUPPORTING THE REORGANIZATION

The Reorganization is part of a broader restructuring program proposed by
American Century Investment Management, Inc. ("ACIM") to respond to changing industry conditions and investor needs and desires in the fixed-income area. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers have expanded the range of fixed-income fund offerings that they make available to investors in an effort to meet and anticipate the growing and changing needs and desires of an increasingly large and dynamic group of investors. The family of funds advised by ACIM has followed this pattern. With this expansion, however, has come increased complexity and competition among fixed-income mutual funds, as well as increased confusion among investors.

As a result, ACIM has sought ways to restructure and streamline the management and operations of the funds it advises. ACIM believes, and has advised the Board of Trustees, that the consolidation of certain ACIM-advised funds would benefit fund shareholders. ACIM has, therefore, proposed the consolidation of a number of ACIM-advised funds that ACIM believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the American
Century family of funds. Consolidation plans are proposed for other American
Century funds that have not gathered enough assets to operate efficiently and, therefore, face the risk of closure and resulting tax liability for many shareholders. ACIM believes that these consolidations may help to enhance investment performance and increase efficiency of operations.

ACIM recommended to the Board of Trustees that Treasury and Government Bond should be combined to establish a larger fund that has similar investment policies. The combination was recommended because the current market demand for
Treasury funds is generally weak, Government Bond provides greater potential for long-term growth through its investments in a wider universe of government securities, and the funds are managed very similarly. Treasury shareholders should note that distributions from Government Bond may not be state tax-free.
As part of its analysis, the Board of Trustees recognized that a large fund may be able to realize certain potential cost savings that could benefit the shareholders of the funds if the Reorganization is completed. The Reorganization was also recommended to combine similar funds in an effort to eliminate duplication of expenses and internal competition. The Board of Trustees reviewed the expense ratios of both funds and the projected expenses of the combined fund; the comparative investment performance of the funds; the compatibility of the investment objectives, policies, restrictions and investments of the funds;
the benefits that may result to ACIM and its affiliates if the Reorganization is consummated; and the tax consequences of the Reorganization. The Board of
Trustees also noted that the same portfolio management team manages both funds.
During the course of its deliberations, the Board of Trustees noted that the expenses of the Reorganization will be borne by ACIM.

The Board of Trustees concluded that the Reorganization is in the best interests of the shareholders of Treasury, and that no dilution of value would result to the shareholders of the funds from the Reorganization. The Board of Trustees, including those who are not "interested persons" (as defined in the 1940 Act), approved the Plan and recommended that shareholders of Treasury vote to approve the Reorganization.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
"FOR" THE PLAN OF REORGANIZATION.

FEDERAL INCOME TAX CONSEQUENCES

Consummation of the reorganization is subject to the condition that we receive a tax opinion to the effect that for federal income tax purposes (i) no gain or loss will be recognized by you, Treasury or Government Bond, (ii) your basis in the Government Bond shares that you receive will be the same in the aggregate as your basis in the Treasury shares held by you immediately prior to the reorganization, and (iii) your holding period for the Government Bond shares will include your holding period for your Treasury shares.

We have not sought a tax ruling from the Internal Revenue Service, but are relying upon the tax opinion referred to above. That opinion is not binding on the IRS and does not preclude it from taking a contrary position. The opinion does not cover state or local taxes and you should consult your own advisers concerning potential tax consequences.

The Agreement and Plan of Reorganization provides that Treasury will declare and pay dividends prior to the reorganization which, together with all previous dividends, is intended to have the effect of distributing to the Treasury shareholders all undistributed ordinary income and net realized capital gains earned up to and including the Effective Time of the reorganization. The distributions are necessary to ensure that the reorganization will not create adverse tax consequences to Treasury. The distributions to shareholders generally will be taxable to the extent ordinary income and capital gains distributions are taxable to such shareholders.

CAPITALIZATION (unaudited)

                                                                     Government Bond
As of March 31,2001           Government Bond     Treasury           Pro Forma Combined
------------------------------------------------------------------------------------------------------------------------------------
Investor Class
  Net Assets                  $121,359,107        $456,294,559       $577,653,666
  Shares Outstanding            11,678,650          42,414,465         55,595,354
  Net Asset Value Per Share         $10.39              $10.76            $ 10.39
------------------------------------------------------------------------------------------------------------------------------------
Advisor Class
  Net Assets                    $5,811,796         $23,780,828        $29,592,624
  Shares Outstanding               559,282           2,210,700          2,848,101
  Net Asset Value Per Share         $10.39              $10.76            $ 10.39

INFORMATION ABOUT THE FUNDS

Complete information about Government Bond and Treasury is contained in their
Prospectus. The Government Bond and Treasury Prospectus dated August 1, 2001, is included with this Prospectus/Proxy Statement. The content of the Prospectus is incorporated into this document by reference. Below is a list of types of information about Government Bond and Treasury and the pages in their Prospectus where the information can be found.

INFORMATION ABOUT THE
FOLLOWING ITEMS                        CAN BE FOUND ON THE FOLLOWING PAGES
------------------------------------------------------------------------------------------------------------------------------------

                                       Government Bond          Treasury        Government Bond  Treasury
                                       Investor Class           Investor Class  Advisor Class    Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
An Overview of the Funds               2                        2               2                2
Fees and Expenses                      8                        8               9                9
Objectives, Strategies and Risks       11                       11              10               10
Management                             17-19                    17-19           16-18            16-18
Investing with American Century        20-23                    20-23           19-21            19-21
Share Price and Distributions          24-25                    24-25           22               22
Taxes                                  26-27                    26-27           23-24            23-24
Multiple Class Information             28                       28              25               25
Financial Highlights                   29, 33                   29, 34          26, 29           26, 30

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information dated March 5, 2001, and the investment objectives of Government
Bond may not be changed without shareholder approval. The Board of Trustees may change any other policies and investment strategies.

INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Treasury. Proxies may be solicited by officers and employees of the investment advisor of the funds, their affiliates and employees. American Century Investment Management, Inc., has hired Alamo Direct to act as proxy solicitor for the reorganization. It is anticipated that the solicitation of proxies will be primarily by mail, telephone, facsimile or other electronic means, or personal interview.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card. If you have any questions regarding voting your shares or the proxy, please call us at
1-800-331-8331.

VOTING AND REVOCATION OF PROXIES

The fastest and most convenient way to vote your shares is to complete, sign and mail the enclosed proxy voting card to us in the enclosed envelope. If you have access to the Internet, you can vote online, by accessing the website listed on the proxy card (you will need the control number that appears on the right-hand side of your proxy card). You also may vote by telephone by calling the toll-free number listed on your proxy card. In addition, you may vote by faxing both sides of the completed proxy card to the toll-free number listed on the proxy card. Your prompt response will help us obtain a quorum for the meeting and avoid the cost of additional proxy solicitation efforts. If you return your proxy to us, we will vote it EXACTLY as you tell us. If you simply sign the card and return it, we will follow the recommendation of the Board of Trustees and vote "FOR" both proposals.

Any shareholder giving a proxy may revoke it at any time before it is exercised using any of the voting procedures described on the proxy vote card or by attending the meeting and voting in person.

RECORD DATE

Only Treasury shareholders of record at the close of business on April 5, 2002, will be entitled to vote at the meeting. The number of outstanding votes entitled to vote at the meeting or any adjournment of the meeting as of the close of business on March 15, 2002 is:

   Treasury

Because the record date is April 5, 2002, the total number of votes at the meeting may be different.

QUORUM

A quorum is the number of shareholders legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders Meeting is
40% of the outstanding shares of Treasury entitled to vote at the meeting.
Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the Agreement and Plan of Reorganization, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote
"FOR" the Agreement and Plan of Reorganization in favor of such adjournments, and will vote those proxies for which they are required to vote "AGAINST" such proposals against any such adjournments.

SHAREHOLDER VOTE REQUIRED

The Agreement and Plan of Reorganization must be approved by the holders of a majority of the outstanding votes of Treasury present at the Special Meeting in person or by proxy in accordance with the provisions of its Agreement and
Declaration of Trust and the requirements of the Investment Company Act of 1940.
The term "majority of the outstanding shares" means more than 50% of the fund's outstanding shares present at the Special Meeting in person or by proxy.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the Agreement and Plan of Reorganization.

Approval of the reorganization by shareholders of Government Bond is not being solicited because their approval is not legally required.

COST OF PROXY SOLICITATION. The cost of the proxy solicitation and Special
Meeting will be borne by American Century Investment Management, Inc. and NOT by
the shareholders of the funds.

CERTAIN SHAREHOLDERS

The following table lists, as of March 15, 2002, the names, addresses and percentage of ownership of each person who owned of record or is known by either fund to own beneficially 5% or more of any class of Treasury or Government Bond.
The percentage of shares to be owned after consummation of the reorganization is based upon their holdings and the outstanding shares of both funds as of March
15, 2002. Beneficial ownership information is not required to be disclosed to the funds, so to the extent that information is provided below, it is done so using the best information that the funds have been provided.

                                             Number of     Percent of  Percent Owned After
Shareholder Name and Address                 Shares Owned  Ownership   Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Treasury

Investor                                                     %                 %
Advisor                                                      %                 %

.....................................................................................................................................
Government Bond

Investor                                                     %                 %
Advisor                                                      %                 %

As of March 15, 2002, the directors and officers of the issuer of Treasury, as a group, owned less than 1% of the outstanding shares of Treasury. As of March 15,
2002, the trustees and officers of the issuer of Government Bond, as a group, owned less than 1% of the outstanding shares of Government Bond.

APPRAISAL RIGHTS

Shareholders of Treasury are not entitled to any rights of share appraisal under its Agreement and Declaration of Trust, or under the laws of the State of
Massachusetts.

Shareholders have, however, the right to redeem their Treasury shares until the reorganization. Thereafter, shareholders may redeem the Government Bond shares they received in the reorganization at Government Bond's net asset value as determined in accordance with its then-current prospectus.

ANNUAL MEETINGS

Government Bond does not intend to hold annual meetings of shareholders.
Shareholders of Government Bond have the right to call a special meeting of shareholders and such meeting will be called when requested in writing by the shareholders of record of 10% or more of the fund's votes. To the extent required by law, American Century Government Income Trust will assist in shareholder communications on such matters.

Treasury does not intend to hold an annual meeting of shareholders this year for the election of Trustees or the ratification of the appointment of auditors.

ADDITIONAL INFORMATION

Information about Treasury and Government Bond is incorporated into this document by reference from their Prospectus dated August 1, 2001 and Statement of Additional Information dated March 5, 2001. A copy of the Prospectus accompanies this document, and a copy of the funds' Statement of Additional
Information, or their most recent annual or semiannual reports may be obtained without charge by calling us at 1-800-331-8331.

Reports and other information filed by Treasury and Government Bond may be inspected and copied at the Public Reference Facilities maintained by the SEC at
450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such materials may be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C.
20549, at prescribed rates. This information may also be obtained from the EDGAR database at www.sec.gov, or by email request at publicinfo@sec.gov.

LITIGATION

Neither Treasury nor Government Bond is involved in any litigation or proceeding.

OTHER BUSINESS

The Board of Trustees is not aware of any other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to us at the address or telephone number set forth on the cover page of this Combined Prospectus/Proxy Statement.

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT IN
THE ENCLOSED ENVELOPE. PLEASE RETURN YOUR PROXY CARD EVEN IF YOU ARE PLANNING TO
ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE FOR GOVERNMENT BOND

This section contains excerpts of management's discussion of fund performance from the Annual Report of Long-Term Treasury dated March 31, 2001 and its
Semiannual Report dated September 30, 2001. Last fall the shareholders of
Long-Term Treasury approved a change in the investment objective of the fund and its name was changed to Government Bond. Please remember when reviewing this material that prior to December 3, 2001, the fund was named and managed as a
Long-Term Treasury fund. As a result, the strategies and results discussed in this section may not be reflective of the strategies and results of the
Government Bond fund. For a complete copy of either of the reports, please call us at 1-800-331-8331.

ANNUAL REPORT HIGHLIGHTS - DATED MARCH 31, 2001
[LONG-TERM TREASURY]
Total Returns:                    AS OF 3/31/01
6 Months                                7.91%(1)
1 Year                                   11.86%
30-Day SEC Yield:                         5.05%
Inception Date:                          9/8/92
Net Assets:                      $127.2 million

1 Not annualized.

OUR MESSAGE TO YOU

Economic and financial market conditions have changed dramatically since our last annual report to you. A year ago, a booming economy, inflation fears, and rising interest rates had created a difficult environment for U.S. bonds.

By contrast, conditions became almost ideal for investment-grade bonds during the year ended March 31, 2001. Higher interest rates a year ago slowed the economy dramatically, particularly the technology and manufacturing sectors.
Bonds rallied strongly as stock prices and interest rates fell.

The rally boosted American Century's Short-, Intermediate-, and [Long-Term
Treasury] funds to fiscal year total returns that were significantly above their historical averages. The funds' investment team reviews economic and market conditions as well as strategy and performance.

The sudden change in the financial climate also reminded investors about the value of diversification. Risk reduction was easy to ignore during the extended stock rally from 1995 to 2001 but last year reminded everyone that downturns still occur. Investors who are sensitive to overall portfolio volatility should keep some fixed-income securities in their portfolios to absorb the shocks that changing economic conditions can bring.

Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications excellence in the industry.

What's more, American Century made Fortune Magazine's list of the "100 Best
Companies to Work for in America" for the second year in a row. This is important for us because we think it demonstrates our commitment to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capita' - the collective wisdom of our investment and service professionals.

As always, we appreciate your continued confidence in American Century.

Sincerely,

James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Co-Chairman of the Board

PERFORMANCE & PORTFOLIO INFORMATION

Effective December 3, 2001, the name of Long-Term Treasury was changed to
Government Bond.

Total Returns as of March 31, 2001

[Long-Term Treasury]--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                                INVESTOR CLASS (INCEPTION 9/8/92)                ADVISOR CLASS (INCEPTION 1/12/98)
               LONG-TERM   SALOMON LONG-TERM    GENERAL U.S. TREASURY FUNDS(2)     LONG-TERM   SALOMON LONG-TERM
               TREASURY     TREASURY INDEX     AVERAGE RETURN   FUND'S RANKING     TREASURY     TREASURY INDEX
========================================================================================================================

6 MONTHS(1)      7.91%          8.70%             7.42%              --              7.78%          8.70%
1 YEAR          11.86%         12.82%            11.41%          6 OUT OF 17        11.58%         12.82%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.95%          7.56%             6.04%          4 OUT OF 16         6.69%          7.56%
5 YEARS          8.64%          9.07%             7.51%          4 OUT OF 13          --             --
LIFE OF FUND     8.06%          8.98%(3)          7.33%(4)       2 OUT OF 9(4)       5.78%          7.45%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/10/92, the date nearest the class's inception for which data are available.

(5) Index data since 12/31/97, the date nearest the class's inception for which data are available.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/01
Salomon Long-Term
   Treasury Index                   $20,913
[Long-Term Treasury]                $19,414

                     Long-Term            Salomon Long-Term
                      Treasury              Treasury Index
DATE                   VALUE                    VALUE
----                   -----                    -----
9/8/1992              $10,000                  $10,000
12/31/1992             $9,998                  $10,244
3/31/1993             $10,648                  $10,916
6/30/1993             $11,195                  $11,512
9/30/1993             $11,981                  $12,219
12/31/1993            $11,762                  $12,016
3/31/1994             $10,953                  $11,282
6/30/1994             $10,574                  $10,987
9/30/1994             $10,501                  $10,908
12/31/1994            $10,674                  $11,098
3/31/1995             $11,309                  $11,808
6/30/1995             $12,494                  $13,102
9/30/1995             $12,767                  $13,400
12/31/1995            $13,797                  $14,510
3/31/1996             $12,831                  $13,548
6/30/1996             $12,809                  $13,522
9/30/1996             $12,994                  $13,728
12/31/1996            $13,608                  $14,383
3/31/1997             $13,170                  $13,933
6/30/1997             $13,883                  $14,697
9/30/1997             $14,692                  $15,544
12/31/1997            $15,616                  $16,557
3/31/1998             $15,868                  $16,806
6/30/1998             $16,551                  $17,589
9/30/1998             $17,748                  $18,979
12/31/1998            $17,608                  $18,789
3/31/1999             $16,872                  $17,997
6/30/1999             $16,470                  $17,541
9/30/1999             $16,437                  $17,521
12/31/1999            $16,076                  $17,153
3/31/2000             $17,355                  $18,537
6/30/2000             $17,539                  $18,718
9/30/2000             $17,990                  $19,239
12/31/2000            $19,203                  $20,642
3/31/2001             $19,414                  $20,913

$10,000 investment made 9/8/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Salomon Long-Term Treasury Index is provided for comparison in each graph.
Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

                     Long-Term            Salomon Long-Term
                      Treasury              Treasury Index
DATE                   RETURN                  RETURN
----                   ------                  ------
3/31/1993*              6.48%                   9.16%
3/31/1994               2.86%                   3.35%
3/31/1995               3.25%                   4.67%
3/31/1996              13.46%                  14.73%
3/31/1997               2.65%                   2.84%
3/31/1998              20.48%                  20.63%
3/31/1999               6.33%                   7.09%
3/31/2000               2.86%                   3.00%
3/31/2001              11.86%                  12.82%

* Fund data from 9/8/92, the class's inception date. Index data from 8/31/92, the date nearest the class's inception for which data are available.

YIELDS AS OF MARCH 31, 2001                          PORTFOLIO AT A GLANCE
30-Day SEC Yield                    4.79%                                           3/31/01           3/31/00
                                                     Number of Securities               9                 8
                                                     Weighted Average
                                                        Maturity                    18.8 yrs          19.8 yrs
                                                     Expense Ratio (for
                                                        Investor Class)               0.51%             0.51%

MANAGEMENT Q&A

An interview with a portfolio manager on the [Long-Term Treasury] fund investment team.

How did the fund perform during the year ended March 31, 2001?

[Long-Term Treasury] achieved its highest fiscal year total return since 1998 and beat its peer group average. The fund returned 11.86%, outpacing the 11.41%
average return of 17 "General U.S. Treasury Funds" tracked by Lipper Inc.*

Finishing ahead of the Lipper category average was a notable achievement because the fund had a significant handicap compared with the average during the fiscal year. We manage [Long-Term Treasury] to be a pure play on the long end of the
Treasury market, with a weighted average maturity near 20 years. But the Lipper category includes funds with much shorter maturities. They had a clear advantage during the period as intermediate-term Treasurys outperformed long-term
Treasurys.

What factors helped the fund beat its Lipper average category?

One was yield. [Long-Term Treasury] generated a higher yield than its peers, resulting from a combination of the portfolio's longer maturity and lower expenses. As of March 31, 2001, the funds' 30-day SEC yield was 5.05%, compared with the 4.45% average yield of its Lipper category.

As for expenses, the fund's 0.51% annualized expense ratio during the period was significantly lower than the 0.78% average expense ratio for its Lipper category.

Did any holdings provide notable additional value?

Our position in Treasury inflation-indexed securities (TIIS, about 5% of the portfolio as of March 31, 2001) continued to pay off well. These securities offer a guaranteed rate of return above inflation, as measured by the consumer price index.

While TIIS fell in and out of favor during 2000, they came on strong in the first three months of 2001 as inflation ticked steadily higher. In addition, expectations for stronger economic conditions later this year or next year boosted demand for TIIS. Finally there's been some talk of reducing issuance, which increased the attractiveness of existing TIIS.

In 2001, long-term Treasurys have given back some of their 2000 gains. With interest rates still falling, why haven't Treasury bonds performed better?

Long-term Treasury yields have climbed in 2001 because of changing expectations about supply, the prospects for an economic recovery, and inflation.

Last year, a dwindling supply of long-term Treasurys caused prices to rise and yields to fall, contributing to an inverted yield curve. Federal budget surpluses reduced the government's need to issue Treasury bonds and allowed the treasury to buy back older, higher interest rate bonds. Then later in the year, the entire Treasury market go t a boost from expectations that the Federal
Reserve would cut interest rates in 2001.

This year, despite interest rate cuts in January and March, the long end of the
Treasury market hasn't rallied - the rate cuts were already priced into the market last year. Now the market is pricing an economic recovery and a possible inflation threat later in the year or next year, causing long-term yields to rise.

One more factor: the arrival of a new administration in Washington has led to some uncertainty about the future of the Treasury buyback program that buoyed
Treasurys last year.

What's your outlook for Treasury supply for the remainder of 2001?

We think supply will continue to dwindle. In the first quarter alone, the
Treasury bought back $18 billion in bonds and projected that it will buy back about $35 Billion during 2001. That, combined with talk about eliminating
30-year bond auctions, has helped support Treasury bond prices to a certain degree.

However, we believe it's highly unlikely that the 30-year Treasury bond will disappear altogether. The possibility of smaller federal budget surpluses -
stemming from a slowing economy, stepped up government spending, and tax cuts -
could slow down buybacks and support continued issuance.

Given the uncertainty surrounding the future of long Treasurys, we added a 5%
position in 27-year zero-coupon bonds. These long-term zeros position the fund for a performance boost if supply concerns for long-term bonds resurface.

What's your economic and interest rate outlook?

Our view is that the economy isn't as weak as many observers seem to fear and that we'll avoid a recession. For that reason, we believe that interest rates may be at or near their bottom for this particular cycle.

Given that outlook, what's your current strategy?

With returns for the remainder of the year more likely to come from income than appreciation, we're favoring opportunities that produce income. That's why we plan to maintain our holdings in TIIS, which offered more attractive "real"
yields than nominal 30-year Treasury bonds.

The real yield on a 30-year Treasury bond at the end of the period was 1.94%
(its nominal, or stated yield of 5.44% minus the inflation rate of 3.50%). TIIS, by comparison, carried a real yield of nearly 4%.

We're likely to continue holding TIIS until the real yields on nominal Treasury bonds are more in line with those of TIIS. We also plan to keep the fund's interest rate sensitivity - as measured by its duration - neutral to the overall long-term Treasury market.

1 All fund returns and yields referenced in this interview are for Investor
Class shares.

TYPES OF INVESTMENTS IN THE PORTFOLIO
        (as of 3/31/01)

Treasury Bonds                      81%
Treasury Inflation-Indexed Notes     5%
STRIPS                               5%
Temporary Cash Investments           9%

TYPES OF INVESTMENTS IN THE PORTFOLIO
       (as of 9/30/00)

Treasury Bonds                      81%
Treasury Inflation-Indexed Notes     9%
STRIPS                               4%
Temporary Cash Investments           9%

REPORT HIGHLIGHTS - DATED SEPTEMBER 30, 2001

OUR MESSAGE TO YOU

Tragically, the six months ended September 30, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. We pay tribute to those who died that day, as well as the heroic efforts of emergency personnel.

But September 11 also brought a new sense of resolve. The terrorists sought to devastate America, but our business community - including your American Century investment management team - worked hard to keep the U.S. financial markets active and functioning smoothly. From an investment policy standpoint, nothing has changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

There have been a few important changes to the investment team's executive leadership that we want to bring to your attention. Effective July 1, 2001,
Randall Merk, formerly a senior vice president and chief investment officer
(CIO) for American Century's fixed-income discipline, became president and CIO of American Century's investment management subsidiary. He succeeded Robert
Puff, Jr., who became the subsidiary's chairman. Randy is now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

David MacEwen, a senior vice president who previously oversaw all of American
Century's municipal bond and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market funds.

Amid the current uncertainty, you can count on your investment professionals at
American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

As always, we appreciate your continued confidence in American Century, especially during these difficult times.

An interview with a portfolio manager for Long-Term Treasury.
How did the fund perform during the six months ended September 30, 2001?

We managed Long-Term Treasury to be a pure play on the long end of the Treasury market, and its performance was consistent with that strategy. The fund returned
4.91% compared with 4.90% for the Salomon Brothers Long-Term Treasury Index (all
fund returns and yields referenced in this interview are for Investor Class shares).

Intermediate-term Treasurys outperformed long-term Treasurys, which affected comparative fund return data. Long-Term Treasury's "peer group" (17 "General
U.S. Treasury Funds" tracked by Lipper Inc.) included funds with much shorter maturities. So it's no surprise that the average return of the peer group -
5.28% -- was higher than the fund's return.

At the beginning of the period, the Federal Reserve's (the Fed's) aggressive interest rate cuts fanned inflation fears, dampening long-term bond prices more than those of shorter-term securities. Then, at the end of the period, anticipation of increased government spending to pay for September 11 and war-related expenses raised the specter of increased bond issuance. That, combined with the Treasury's temporary suspension of its bond buyback program after the attacks, kept a lid on bond prices and prevented yields from falling.

What happened to the fund's yield?

It fell during the full six-month period, as you'd expect when interest rates are falling, but it remained competitive with the peer group average. As of
September 30, 2001, Long-Term Treasury's 30-day SEC yield was 4.73%. That was lower than its 5.05% yield on march 31, 2001, but still higher than the peer group's 4.15% average yield on September 30.

One of the advantages of having a longer weighted average maturity than the peer group is that we consistently have a higher yield. Lower expenses also help. As of September 30, 2001, Long-Term Treasury's expense ratio was 0.51% annualized, compared with the peer group's 0.82% average. All else being equal, lower expenses mean higher yields and returns for shareholders.

What else affected fund performance?

Two factors: investing in Treasury inflation-indexed securities (TIIS) when yields favored them over conventional Treasury bonds, and buying Treasury zero-coupon bonds (STRIPS) to take advantage of changes in the shape of the
Treasury yield curve. Both factors were notable because they affected performance and they illustrate how we actively manage the portfolio.

We typically invest in TIIS when we think real (after-inflation) yields on TIIS are attractive compared with those of conventional Treasury bonds with similar maturities. That was the case in late March, when 2029 maturity TIIS yielded
3.47% compared with 5.44% for a 2029 T-bond. Given our expectation that CPI inflation would be 2.5% to 3%, that made the expected return on TIIS about 6% to
6.5%, significantly higher than the 5.44% 2029 T-bond yield.

We sold our TIIS in May when the conventional T-bond yield climbed to 5.9% --
much closer to TIIS' expected return of 6% to 6.5%. TIIS outperformed conventional T-bonds during our holding period.

How did you use STRIPS to take advantage of changes in the shape of the yield curve?

As last summer approached, many investors started to believe that the Fed was nearing the end of its rate-reduction campaign, especially after it cut rates in
May (the fifth time overall).

We anticipated that the Treasury yield curve would "flatten" (the difference between 10- and 30-year Treasury yields would shrink), which is typical when the
Fed finishes lowering interest rates.

We underweighted the 20-year portion of the curve and "barbelled" the portfolio with temporary cash investments at one end and 30-year STRIPS at the other. The fund outperformed until September, when the terrorist attacks caused the yield curve to steepen sharply. That caused the fund to underperform in September, but some of that underperformance was offset by our duration strategy. (Duration measures the portfolio's sensitivity to interest rate changes - a longer duration means the fund's share price will change more when interest rates fluctuate.)

Yields for 30-year Treasury bonds rose after September 11 as the market anticipated a wave of issuance to pay for increased government spending. But we had shortened Long-Term Treasury's duration by selling some 30-year bonds. We later reversed that trade after prices on bonds fell markedly. By the end of
September, the fund's duration was back to a more neutral position, around 11 years.

Shifting gears, please explain the changes outlined in the prospectus supplement included with this report.

The supplement describes the following changes that were approved recently by shareholder vote:

First, effective December 3, 2001, we will widen the fund's investment scope to include all U.S. government securities - including mortgage-backed securities -
of all maturities.

Second, reflecting the fund's broader scope, it will be renamed "American
Century Government Bond," effective December 3, 2001.

These changes embrace the recent evolution of the U.S. government bond market, including cut backs in 30-year Treasury bond auctions, the 10-year note replacing the 30-year bond as the Treasury benchmark issue, mortgage-backed securities becoming the largest sector of the government bond market, and agency debt increasingly assuming a benchmark role in the market.

How will this affect your investment strategy?

We'll still use the same disciplined investment approach, but now we can apply it more broadly. The changes free us to look for the best relative values, yields, and appreciation potential throughout the U.S. government bond market.

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                               INVESTOR CLASS (INCEPTION 9/8/92)                ADVISOR CLASS (INCEPTION 1/12/98)
              LONG-TERM   SALOMON LONG-TERM    GENERAL U.S. TREASURY FUNDS(2)     LONG-TERM   SALOMON LONG-TERM
              TREASURY      TREASURY INDEX    AVERAGE RETURN   FUND'S RANKING     TREASURY      TREASURY INDEX
=================================================================================================================
6 MONTHS(1) ... 4.91%           4.90%            5.28%              --              4.78%           4.90%
1 YEAR ....... 13.21%          14.03%           12.97%          5 OUT OF 16        12.93%          14.03%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... 4.69%           4.95%            4.42%          5 OUT OF 15         4.43%           4.95%
5 YEARS ....... 9.41%           9.83%            8.01%          2 OUT OF 13           --              --
LIFE OF FUND .. 8.17%           9.03%(3)         7.42%(4)       2 OUT OF 9(4)       6.31%           7.79%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/30/92, the date nearest the class's inception for which data are available.

(5) Index data since 12/31/97, the date nearest the class's inception for which data are available.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Long-Term Treasury Index is provided for comparison in each graph. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

* Fund data from 9/8/92, the class's inception date. Index data from 8/31/92, the date nearest the class's inception for which data are available.

Appendix I.

                             AMERICAN CENTURY FUNDS
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION

*   The Audit Committee of the Board of Directors shall be composed entirely of directors who are independent of the management of the Funds and have no relationship with the Funds that might interfere with the exercise of their independence as committee members.

STATEMENT OF PURPOSE

*   The Audit Committee shall be responsible for assisting the Directors in fulfilling their responsibilities to the shareholders in the areas of the
    Funds' accounting and financial reporting policies and practices, internal controls and compliance with applicable laws and regulations.

*   The Audit Committee shall oversee the independent audit of the Funds'
    financial statements.

*   The Audit Committee shall be responsible for fostering communication of information among the Directors, internal auditors and independent auditors.

*   The Audit Committee shall act as a liaison between the Funds' independent auditors and the full Board of Directors.

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

DUTIES AND POWERS

The Audit Committee shall have the following duties and responsibilities:

*   To recommend to the Board of Directors the selection, retention or termination of the Funds' independent auditors and evaluate the independence of such auditors;

*   To meet with the Funds' independent auditors, including private meetings, as necessary;

    *   to review the arrangements for and the scope of the current year's annual audit and any special audits;

    *   to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of such audits;

    *   to consider the independent auditors' comments with respect to the
        Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and

    *   to review the form of opinion the independent auditors propose to render to the Board of Directors and the shareholders;

*   To review the auditors' assessment of the adequacy and effectiveness of the
    Funds' internal controls and elicit recommendations for improving such controls;

*   To review the fees charged for Fund auditing and other services provided by the independent auditors pursuant to engagements authorized by the Committee or the Board of Directors;

*   To assess significant risks or exposures identified by the auditors and steps recommended to minimize such risks and exposures;

*   To review and consider changes in Fund accounting policies or practices proposed by management or the independent auditors;

*   To retain outside counsel or other experts at the expense of the Funds in order to fully discharge its responsibilities;

*   To investigate any matters brought to the Audit Committee's attention that are within the scope of its duties; and

*   To review this Charter at least annually and recommend any changes to the full Board of Directors.

MEETINGS

*   The Audit Committee shall hold regular meetings and special meetings, if necessary, to carry out its designated duties and responsibilities.

*   The Audit Committee shall meet regularly with the Treasurer and internal auditors.

Appendix II.

American Century Government Income Trust

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended March 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair

Albert Eisenstat, Committee Member

Kenneth E. Scott, Committee Member

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                          American Century Investments
                                4500 Main Street
                                 P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

                       Statement of Additional Information

 2002 Special Meeting of Shareholders of American Century Government Income Trust

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated April
15, 2002 for the Special Meeting of Shareholders to be held on August 2, 2002.
Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling 1-800-331-8331.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined
Proxy Statement/Prospectus.

         Further information about Treasury is contained in and incorporated herein by reference to its Statement of Additional Information dated March 5,
2002. The audited financial statements and related independent accountant's report for Treasury contained in the Annual Report dated August 31, 2001 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

         Further information about Government Bond is contained in and incorporated herein by reference to its Statement of Additional Information dated March 5, 2002. The audited financial statements and related independent accountant's report for Government Bond contained in the Annual Report dated
August 31, 2001 are incorporated herein by reference. No other parts of the
Annual Report are incorporated by reference herein.

         The date of this Statement of Additional Information is April 15, 2002.

TABLE OF CONTENTS

General Information
Pro Forma Financial Statements

GENERAL INFORMATION

         The shareholders of Treasury are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of _____, 2002 between American Century Government Income Trust and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and Treasury to Government Bond in exchange for full and fractional shares representing interests in Government
Bond. The shares issued by Government Bond will have an aggregate net asset value equal to the aggregate net asset value of the shares Treasury, that are outstanding immediately before the effective time of the Reorganization.

         Following the exchange, Treasury will each make a liquidating distribution to its shareholders of the Government Bond shares received in the exchange. Each shareholder owning shares of Treasury at the Effective Time of the reorganization will receive shares of Government Bond of equal value, plus the right to receive any unpaid dividends that were declared before the
Effective Time of the Reorganization on the Treasury shares exchanged.

         The Special Meeting of Shareholders to consider the Reorganization
Agreement and the related transactions will be held at 10:00 a.m. Central time on August 2, 2002 at American Century Tower I, 4500 Main Street, Kansas City,
Missouri. For further information about the transaction, see the Combined Proxy
Statement/Prospectus.

Pro Forma Combining
American Century Treasury and
American Century Government Bond

GOVERNMENT BOND AND TREASURY PROFORMAS

Statement of Assets and Liabilities

MARCH 31, 2001 (UNAUDITED)
                                       Government             Treasury          Adjustments        Pro Forma
                                       Bond                   --------          ------------       Combining (Note 1)
                                       ----                                                        ------------------
ASSETS

Investment securities
at value (cost of $117,968,226,
$455,564,043, and
$573,532,269, respectively)            $125,455,833           $474,809,454                          $600,265,287
Cash                                   157,899                 108,678                               266,577
Receivable for capital shares sold     494,881                512,155                                1,007,036
Dividends and interest receivable      1,140,678              6,079,843                              7,220,521
                                      --------------       -----------------   ---------------     -------------
                                       127,249,291            481,510,130                            608,759,421
                                      --------------       -----------------   ---------------     -------------

LIABILITIES

Payable for capital shares redeemed     -                     1,049,317                              1,049,317
Dividends payable                      24,828                 181,757                                206,585
Accrued management fees                50,839                 195,555                                246,394
Distribution fees payable              1,246                  3,625                                  4,871
Service fees payable                   1,246                  3,625                                  4,871
Payable for trustees' fees and         187                    703                                    890
expenses Accrued expenses and other    42                     161                                    203
liabilities                           --------------       -----------------   ---------------     -------------
                                       78,388                 1,434,743                              1,513,131
                                      --------------       -----------------   ---------------     -------------
Net Assets                             $127,170,903           $480,075,387                           $607,246,290
                                      =============        ================    ==============      ==============
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus)$125,974,972           $476,454,096                           $602,429,068
Accumulated undistributed net realized
gain (loss) on investment transactions (6,291,676)            (15,624,120)                           (21,915,796)
Net unrealized appreciation on
investments (Note 3)                   7,487,607              19,245,411                             26,733,018
                                      --------------          -------------    --------------       -------------
                                       $127,170,903           $480,075,387                           $607,246,290
                                      =============           =============    ===============       ==============
Investor Class
Net assets                             $121,359,107           $456,294,559                           $577,653,666
Shares outstanding                     11,678,650             42,414,465        1,502,239 (a)        55,595,354
Net asset value per share              $10.39                 $10.76                                 $10.39

Advisor Class
Net assets                             $5,811,796             $23,780,828                            $29,592,624
Shares outstanding                     559,282                2,210,700         78,119  (a)          2,848,101
Net asset value per share              $10.39                 $10.76                                 $10.39

(a) Adjustment to reflect the issuance of Government Bond shares in exchange for shares of Treasury in connection with the proposed reorganization.

GOVERNMENT BOND AND TREASURY PROFORMAS
Statement of Operations

YEAR ENDED MARCH 31, 2001 (UNAUDITED)
                                       Government                                                    Pro Forma
                                       Bond                 Treasury              Adjustments        Combining (Note 1)
                                       ----                 --------              -----------        ------------------
Investment Income
Income:

Interest                               $6,131,339           $24,264,436                              $30,395,775
                                      --------------       ----------------      ------------      -------------
Expenses:
Management fees                        499,508              2,044,988                                2,544,496
Distribution fees - Advisor Class      11,273               30,940                                   42,213
Service fees - Advisor Class           11,273               30,940                                   42,213
Trustees' fees and expenses            3,081                12,583                                   15,664
                                      --------------       ----------------      ------------      -------------
                                       525,135              2,119,451                                2,644,586
                                      --------------       ----------------      ------------      -------------
Net investment income                  5,606,204            22,144,985                               27,751,189
                                      --------------       ----------------      ------------      -------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS

Net realized gain on
investment transactions                1,831,944            68,222                                   1,900,166
Change in net unrealized
appreciation on investments            3,731,684            26,323,867                               30,055,551
                                      --------------       ----------------      ------------      -------------
Net realized and unrealized
gain on investments                    5,563,628            26,392,089                               31,955,717
                                      --------------       ----------------      ------------      -------------
Net Increase in Net Assets
Resulting from Operations              $11,169,832          $48,537,074                              $59,706,906
                                      ==============       ================      ============      =============
Notes to Pro Forma Financial Statements (unaudited)

1. BASIS OF COMBINATION-The unaudited Pro Forma Combining Schedule of
   Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro
   Forma Combining Statement of Operations reflect the accounts of the
   Government Bond Fund and Treasury Fund (the funds) at and for the year ended
   March 31, 2001. The Pro Forma Combining Schedule of Investments and Pro Forma
   Combining Statement of Assets and Liabilities assumes the combination was consummated after the close of business on March 31, 2001. The Pro Forma
   Combining Statement of Operations assumes the combination was consummated at the beginning of the fiscal year ended March 31, 2001.

   The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the non-surviving fund, Treasury Fund, in exchange for shares of the surviving fund, for purposes of maintaining the financial statements and performance, Government Bond Fund. Financial information for
   Treasury as of March 31, 2001, has been adjusted to reflect the plan of reorganization effective December 3, 2001, for Treasury and Short-Term
   Treasury. Treasury acquired substantially all of the assets of Short-Term
   Treasury in exchange for shares of equal value of Treasury and the assumption by Treasury of all liabilities of Short-Term Treasury.

   In accordance with accounting principles generally accepted in the United
   States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods for the surviving fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization. Under the terms of the Plan of Reorganization, the combination of the funds will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies.

   The Pro Forma Combining Schedule of Investments, Statement of Assets and
   Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

2. PORTFOLIO VALUATION- Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices.  When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

3. CAPITAL SHARES-The pro forma net asset value per share assumes the issuance of shares of the surviving fund that would have been issued at March 31,
   2001, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the non-surviving fund, as of March 31, 2001, divided by the net asset value per share of the shares of the surviving fund as of March 31, 2001. The pro forma total number of shares outstanding for the combined fund consists of the following at March 31, 2001:

                                                                       Additional Shares
     Combined              Total Outstanding        Shares of          Assumed Issued
     Fund                  Shares                   Surviving Fund     in Reorganization
     ------------------------------------------------------------------------------------
     Government Bond
         Investor          55,595,354               11,678,650         43,916,704
         Advisor            2,848,101                  559,282          2,288,819
     Total Fund            58,443,455               12,237,932         46,205,523

4. to offset future net realized capital gains for federal income tax purposes.
   To the extent that those loss carryovers are used to offset capital gains, it is probable that any gains offset will not be distributed.

   Fund                           Net Capital Loss Carryover
   -----------------------------------------------------------------------------
   Government Bond                $5,410,432
   Treasury                       $15,598,945

PART C    OTHER INFORMATION

Item 15 Indemnification.

As stated in Article VII, Section 3 of the Amended and Restated Agreement and
Declaration of Trust, incorporated herein by reference to Exhibit (a) to the
Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Trustees."

Registrant hereby incorporates by reference, as though set forth fully herein,
Article VI of the Registrant's Amended and Restated Bylaws, dated March 9, 1998, appearing as Exhibit 2b to Post-Effective Amendment No. 23 to the Registration
Statement on Form N-1A of American Century Municipal Trust filed March 26, 1998.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the
Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 16 Exhibits (all  exhibits  not  filed  herewith  are being  incorporated herein by reference).

(1)     (a) Amended and Restated Agreement and Declaration of Trust, dated March
        9, 1998 and amended March 1, 1999 (filed electronically as Exhibit a to
        Post-Effective Amendment No. 37 to the Registration Statement of the
        Registrant on May 7, 1999, File No. 2-99222).

        (b) Amendment No. 1 to the Amended and Restated Agreement and
        Declaration of Trust (filed electronically as Exhibit a2 to
        Post-Effective Amendment No. 42 to the Registration Statement of the
        Registrant on April 19, 2001, File No. 2-99222).

        (c) Amendment No. 2 to the Amended and Restated Agreement and
        Declaration of Trust, dated August 1, 2001 (filed electronically as
        Exhibit a3 to Post-Effective Amendment No. 44 to the Registration
        Statement of the Registrant, on July 31, 2001, File No. 2-99222).

        (d) Amendment No. 3 to the Amended and Restated Agreement and
        Declaration of Trust, dated December 3, 2001 (filed electronically as
        Exhibit a4 to Post-Effective Amendment No. 46 to the Registration
        Statement of the Registrant, on March 4, 2002, File No. 2-99222).

        (e) Amendment No. 4 to the Amended and Restated Agreement and
        Declaration of Trust, dated March 13, 2002 (filed electronically as
        Exhibit a5 to Post-Effective Amendment No. 46 to the Registration
        Statement of the Registrant, on March 4, 2002, File No. 2-99222).

(2)     Amended and Restated Bylaws, dated March 9, 1998 (filed electronically as Exhibit 2b to Post-Effective Amendment No. 23 to the Registration
        Statement of American Century Municipal Trust on March 26, 1998, File
        No. 2-91229).

(3)     Not applicable

(4)     Agreement and Plan of Reorganization is included herein.

(5)     Not applicable

(6)     (a) Management Agreement (Investor Class) between American Century
        Government Income Trust and American Century Investment Management,
        Inc., dated August 1, 1997 (filed electronically as Exhibit 5 to
        Post-Effective Amendment No. 33 to the Registration Statement of the
        Registrant on July 31, 1997, File No. 2-99222).

        (b) Amendment to the Management Agreement (Investor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated March 31, 1998 (filed electronically as Exhibit
        5b to Post-Effective Amendment No. 23 to the Registration Statement of
        American Century Municipal Trust on March 26, 1998, File No. 2-91229).

        (c) Amendment to the Management Agreement (Investor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated July 1, 1998 (filed electronically as Exhibit d3 to Post-Effective Amendment No 39 to the Registration Statement of the
        Registrant on July 28, 1999, File No. 2-99222).

        (d) Amendment No. 1 to the Management Agreement (Investor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated September 16, 2000 (filed electronically as
        Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
        Statement of American Century California Tax-Free and Municipal Funds on
        December 29, 2000, File No. 2-82734).

        (e) Amendment No. 2 to the Management Agreement (Investor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated August 1, 2001 (filed electronically as Exhibit
        d5 to Post-Effective Amendment No. 44 to the Registration Statement of
        the Registrant, on July 31, 2001, File No. 2-99222).

        (f) Amendment No. 3 to the Management Agreement (Investor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated December 3, 2001 (filed electronically as
        Exhibit d6 to Post-Effective Amendment No. 16 to the Registration
        Statement of American Century Investment Trust, on November 30, 2001,
        File No. 33-65170).

        (g) Management Agreement (Advisor Class) between American Century
        Government Income Trust and American Century Investment Management,
        Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed electronically as Exhibit 5b to Post-Effective Amendment No. 9 to the
        Registration Statement of American Century Investment Trust on June 30,
        1999, File No. 33-65170).

        (h) Amendment No. 1 to the Management Agreement (Advisor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc., dated September 16, 2000 (filed electronically as
        Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
        Statement of American Century Target Maturities Trust on April 18, 2001,
        File No. 2-94608).

        (i) Amendment No. 2 to the Management Agreement (Advisor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc. dated August 1, 2001 (filed electronically as Exhibit
        d8 to Post-Effective Amendment No. 44 to the Registration Statement of
        the Registrant, on July 31, 2001, File No. 2-99222).

        (j) Amendment No. 3 to the Management Agreement (Advisor Class) between
        American Century Government Income Trust and American Century Investment
        Management, Inc. dated December 3, 2001 (filed electronically as Exhibit
        d10 to Post-Effective Amendment No. 16 to the Registration Statement of
        American Century Investment Trust, on November 30, 2001, File No.
        33-65170).

        (k) Management Agreement (C Class) between American Century Target
        Maturities Trust, American Century California Tax-Free and Municipal
        Funds, American Century Government Income Trust, American Century
        Investment Trust, American Century Quantitative Equity Funds, American
        Century Municipal Trust and American Century Investment Management Inc.,
        dated September 16, 2000 (filed electronically as Exhibit d6 to
        Post-Effective Amendment No. 35 to the Registration Statement of
        American Century Target Maturities Trust on April 17, 2001, File No.
        2-94608).

(l)     Amendment No. 1 to the Management Agreement (C Class) between American
        Century Target Maturities Trust, American Century California Tax-Free
        and Municipal Funds, American Century Government Income Trust, American
        Century Investment Trust, American Century Quantitative Equity Funds,
        American Century Municipal Trust and American Century Investment
        Management Inc., dated August 1, 2001 (filed electronically as Exhibit
        d10 to Post-Effective Amendment No. 44 to the Registration Statement of
        the Registrant, on July 31, 2001, File No. 2-99222).

        (m) Amendment No. 2 to the Management Agreement (C Class) between
        American Century Target Maturities Trust, American Century California
        Tax-Free and Municipal Funds, American Century Government Income Trust,
        American Century Investment Trust, American Century Quantitative Equity
        Funds, American Century Municipal Trust and American Century Investment
        Management Inc., dated December 3, 2001 (filed electronically as Exhibit
        d13 to Post-Effective Amendment No. 16 to the Registration Statement of
        American Century Investment Trust, on November 30, 2001, File No.
        33-65170).

        (n) Management Agreement (Institutional Class) between American Century
        Quantitative Equity Funds and American Century Investment Management,
        Inc., dated August 1, 1997 (filed electronically as an Exhibit to
        Post-Effective Amendment No. 20 to the Registration Statement of
        American Century Quantitative Equity Funds on August 29, 1997, File No.
        33-19589).

        (o) Amendment to Management Agreement (Institutional Class) between
        American Century Quantitative Equity Funds and American Century
        Investment Management, Inc., dated June 1, 1998 (filed electronically as
        Exhibit d6 to Post-Effective Amendment No. 27 to the Registration
        Statement of American Century Quantitative Equity Funds on April 27,
        2000, File No. 33-19589).

        (p) Amendment No. 1 to the Management Agreement (Institutional Class)
        between American Century Quantitative Equity Funds, American Century
        Investment Trust and American Century Investment Management, Inc., dated
        August 1, 2001, (filed electronically as Exhibit d13 to Post-Effective
        Amendment No. 15 to the Registration Statement of American Century
        Investment Trust on August 8, 2001, File No. 33-65170).

        (q) Amendment No. 2 to the Management Agreement (Institutional Class)
        between American Century Quantitative Equity Funds, American Century
        Investment Trust, American Century Government Income Trust and American
        Century Investment Management, Inc. dated March 1, 2002 (filed electronically as Post-Effective Amendment No. 46 to the Registration
        Statement of the Registrant on March 4, 2002, File No. 2-99222).

(7)     (a) Distribution Agreement between American Century Government Income
        Trust and American Century Investment Services, Inc., dated March 13,
        2000 (filed electronically as Exhibit e7 to Post-Effective Amendment No.
        17 to the Registration Statement of American Century World Mutual Funds,
        Inc. on March 30, 2000, File No. 33-39242).

        (b) Amendment No. 1 to the Distribution Agreement between American
        Century Investment Trust and American Century Investment Services, Inc.,
        dated June 1, 2000 (filed electronically as Exhibit e9 to Post-Effective
        Amendment No. 19 to the Registration Statement of American Century World
        Mutual Funds, Inc. on May 24, 2000, File No. 33-39242).

        (c) Amendment No. 2 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated November 20, 2000 (filed electronically as Exhibit
        e10 to Post-Effective Amendment No. 29 to the Registration Statement of
        American Century Variable Portfolios, Inc. on December 1, 2000, File No.
        33-14567).

        (d) Amendment No. 3 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated March 1, 2001 (filed electronically as Exhibit e4 to Post-Effective Amendment No. 35 to the Registration Statement of
        American Century Target Maturities Trust on April 17, 2001, File No.
        2-94608).

        (e) Amendment No. 4 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated April 30, 2001 (filed electronically as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement of
        American Century Target Maturities Trust on April 17, 2001, File No.
        2-94608).

        (f) Amendment No. 5 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc. (filed as Exhibit e6 to Post-Effective Amendment No. 21 to the Registration Statement of American Century Capital Portfolios,
        Inc., on July 30, 2001, File No. 33-64872).

        (g) Amendment No. 6 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc. (filed as Exhibit e7 to Post-Effective Amendment No. 21 to the Registration Statement of American Century Capital Portfolios,
        Inc., on July 30, 2001, File No. 33-64872).

        (h) Amendment No. 7 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated August 1, 2001 (filed electronically as Exhibit d8 to Post-Effective Amendment No. 16 to the Registration Statement of
        American Century Investment Trust, on November 30, 2001, File No.
        33-65170).

        (i) Amendment No. 8 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated March 1, 2002 (filed electronically as Exhibit e9 to Post-Effective Amendment No. 96 to the Registration Statement of
        American Century Mutual Funds, Inc., on February 28, 2002, File No.
        2-14213).

        (j) Amendment No. 9 to the Distribution Agreement between American
        Century Government Income Trust and American Century Investment
        Services, Inc., dated March 6, 2002 (filed electronically as Exhibit e10 to Post-Effective Amendment No. 96 to the Registration Statement of
        American Century Mutual Funds, Inc., on February 28, 2002, File No.
        2-14213).

(8)     Not applicable.

(9)     (a) Master Agreement by and between Commerce Bank N.A. and Twentieth
        Century Services, Inc., dated January 22, 1997 (filed electronically as
        Exhibit g2 to Post-Effective Amendment No. 76 to the Registration
        Statement of American Century Mutual Funds, Inc. on February 28, 1997,
        File No. 2-14213).

        (b) Global Custody Agreement between American Century Investments and
        The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as
        Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
        Statement of the Registrant on February 7, 1997, File No. 2-99222).

        (c) Amendment to the Global Custody Agreement between American Century
        Investments and The Chase Manhattan Bank dated December 9, 2000 (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2 to the
        Registration Statement of American Century Variable Portfolios II, Inc.
        on January 9, 2001, File No. 333-46922).

(10)    (a) Master Distribution and Shareholder Services Plan of American
        Century Government Income Trust, American Century Investment Trust,
        American Century International Bond Fund, American Century Target
        Maturities Trust and American Century Quantitative Equity Funds (Advisor
        Class), dated August 1, 1997 (filed electronically as Exhibit m1 of
        Post-Effective Amendment No. 32 to the Registration Statement of
        American Century Target Maturities Trust on January 31, 2000, File No.
        2-94608).

        (b) Amendment to the Master Distribution and Shareholder Services Plan
        of American Century Government Income Trust, American Century Investment
        Trust, American Century International Bond Fund, American Century Target
        Maturities Trust and American Century Quantitative Equity Funds (Advisor
        Class), dated June 29, 1998 (filed electronically as Exhibit m2 to
        Post-Effective Amendment No. 23 to the Registration Statement of
        American Century Target Maturities Trust on January 31, 2000, File No.
        33-19589).

        (c) Amendment No. 1 to Master Distribution and Shareholder Services Plan
        of American Century Government Income Trust, American Century Investment
        Trust, American Century International Bond Fund, American Century Target
        Maturities Trust and American Century Quantitative Equity Funds (Advisor
        Class) dated August 1, 2001 (filed electronically as Exhibit m3 to
        Post-Effective Amendment No. 44 to the Registration Statement of the
        Registrant, on July 31, 2001, File No. 2-99222).

        (d) Amendment No. 2 to the Master Distribution and Shareholder Services
        Plan of American Century Government Income Trust, American Century
        Investment Trust, American Century International Bond Fund, American
        Century Target Maturities Trust and American Century Quantitative Equity
        Funds (Advisor Class), dated December 3, 2001 (filed electronically as
        Exhibit m4 to Post-Effective Amendment No. 16 to the Registration
        Statement of American Century Investment Trust, on November 30, 2001,
        File No. 33-65170).

        (e) Master Distribution and Individual Shareholder Services Plan of
        American Century Government Income Trust, American Century Investment
        Trust, American Century California Tax-Free and Municipal Funds,
        American Century Municipal Trust, American Century Target Maturities
        Trust and American Century Quantitative Equity Funds (C Class), dated
        September 16, 2000 (filed electronically as Exhibit m3 to Post-Effective
        Amendment No. 35 to the Registration Statement of American Century
        Target Maturities Trust on April 17, 2001, File No. 2-94608).

        (f) Amendment No. 1 to Master Distribution and Individual Shareholder
        Services Plan of American Century Government Income Trust, American
        Century Investment Trust, American Century California Tax-Free and
        Municipal Funds, American Century Municipal Trust, American Century
        Target Maturities Trust and American Century Quantitative Equity Funds
        (C Class), dated August 1, 2001 (filed electronically as Exhibit m5 to
        Post-Effective Amendment No. 44 to the Registration Statement of the
        Registrant, on July 31, 2001, File No. 2-99222).

        (g) Amendment No. 2 to the Master Distribution and Individual
        Shareholder Services Plan of American Century Government Income Trust,
        American Century Investment Trust, American Century California Tax-Free
        and Municipal Funds, American Century Municipal Trust, American Century
        Target Maturities Trust and American Century Quantitative Equity Funds
        (C Class), dated December 3, 2001 (filed electronically as Exhibit m7 to
        Post-Effective Amendment No. 16 to the Registration Statement of
        American Century Investment Trust, on November 30, 2001, File No.
        33-65170).

        (h) Amended and Restated Multiple Class Plan of American Century
        California Tax-Free and Municipal Funds, American Century Government
        Income Trust, American Century International Bond Fund, American Century
        Investment Trust, American Century Municipal Trust, American Century
        Target Maturities Trust and American Century Quantitative Equity Funds,
        dated November 20, 2000 (filed electronically as Exhibit n to
        Post-Effective Amendment No. 35 to the Registration Statement of
        American Century Target Maturities Trust on April 17, 2001, File No.
        2-94608).

        (i) Amendment No. 1 to the Amended and Restated Multiple Class Plan of
        American Century California Tax-Free and Municipal Funds, American
        Century Government Income Trust, American Century International Bond
        Fund, American Century Investment Trust, American Century Municipal
        Trust, American Century Target Maturities Trust and American Century
        Quantitative Equity Funds, dated August 1, 2001 (filed electronically as
        Exhibit n2 to Post-Effective Amendment No. 44 to the Registration
        Statement of the Registrant, on July 31, 2001, File No. 2-99222).

        (j) Amendment No. 2 to the Amended and Restated Multiple Class Plan of
        American Century California Tax-Free and Municipal Funds, American
        Century Government Income Trust, American Century International Bond
        Fund, American Century Investment Trust, American Century Municipal
        Trust, American Century Target Maturities Trust and American Century
        Quantitative Equity Funds, dated December 3, 2001 (filed electronically as Exhibit n3 to Post-Effective Amendment No. 16 to the Registration
        Statement of American Century Investment Trust, on November 30, 2001,
        File No. 33-65170).

        (k) Amendment No. 3 to the Amended and Restated Multiple Class Plan of
        American Century California Tax-Free and Municipal Funds, American
        Century Government Income Trust, American Century International Bond
        Fund, American Century Investment Trust, American Century Municipal
        Trust, American Century Target Maturities Trust and American Century
        Quantitative Equity Funds (filed electronically as Exhibit n4 to
        Post-Effective Amendment No. 46 to the Registration Statement of the
        Registrant, on March 4, 2002, File No. 2-99222).

(11)    Opinion and Consent of Counsel as to the legality of the securities being registered (filed electronically as Exhibit i to Post-Effective
        Amendment No. 37 to the Registration Statement of the Registrant on May
        7, 1999, File No. 2-99222).

(12)    Opinion and Consent of Counsel as to the tax matters and consequences to shareholders is included herein.

(13)    (a) Transfer Agency Agreement between American Century Government Income
        Trust and American Century Services Corporation, dated August 1, 1997
        (filed electronically as Exhibit 9 to Post-Effective Amendment No. 33 to
        the Registration Statement of the Registrant on July 31, 1997, File No.
        2-99222).

        (b) Amendment to the Transfer Agency Agreement between American Century
        Government Income Trust and American Century Services Corporation, dated
        March 9, 1998 (filed electronically as Exhibit 9b to Post-Effective
        Amendment No. 23 to the Registration Statement of American Century
        Municipal Trust on March 26, 1998, File No. 2-91229).

        (c) Amendment No. 1 to the Transfer Agency Agreement between American
        Century Government Income Trust and American Century Services
        Corporation, dated June 29, 1998 (filed electronically as Exhibit 9b to
        Post-Effective Amendment No. 23 to the Registration Statement of
        American Century Quantitative Equity Funds on June 29, 1998, File No.
        33-19589).

        (d) Amendment No. 2 to the Transfer Agency Agreement between American
        Century Government Income Trust and American Century Services
        Corporation, dated November 20, 2000 (filed electronically as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration Statement of
        American Century California Tax-Free and Municipal Funds on December 29,
        2000, File No. 2-82734).

        (e) Amendment No. 3 to the Transfer Agency Agreement between American
        Century Government Income Trust and American Century Services
        Corporation dated August 1, 2001 (filed electronically as Exhibit h5 to
        Post-Effective Amendment No. 44 to the Registration Statement of the
        Registrant, on July 31, 2001, File No. 2-99222).

        (f) Amendment No. 4 to the Transfer Agency Agreement between American
        Century Government Income Trust and American Century Services
        Corporation dated December 3, 2001 (filed electronically as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration Statement of
        American Century Investment Trust, on November 30, 2001, File No.
        33-65170).

        (g) Credit Agreement between American Century Funds and The Chase
        Manhattan Bank, as Administrative Agent, dated as of December 19, 2000
        (filed electronically as Exhibit h5 to Post-Effective Amendment No. 33
        to the Registration Statement of American Century Target Maturities
        Trust on January 31, 2001, File No. 2-94608).

(14)    (a) Consent of PricewaterhouseCoopers LLP, independent accountants (to be filed by amendment).

        (b) Consent of KPMG Peat Marwick, LLP, independent auditors (filed electronically as Exhibit 11 to Post-Effective Amendment No. 33 to the
        Registration Statement of the Registrant on July 31, 1997, File No.
        2-99222).

(15)    Not applicable.

(16)    (a) Power of Attorney, dated September 16, 2000 (filed electronically as
        Exhibit j3 to Post-Effective Amendment No. 41 to the Registration
        Statement of the Registrant on February 22, 2001, File No. 2-99222).

(17)    (a) Form of proxy vote card is filed herein.

        (b) Treasury and Government Bond Prospectuses dated August 1, 2001
        (filed electronically on July 31, 2001).

        (c) Statement of Additional Information dated March 5, 2002 (filed electronically on March 4, 2002).

        (d) Treasury and Government Bond Annual Reports dated March 31, 2001
        (filed electronically on May 31, 2001).

        (e) Treasury and Government Bond Semiannual Reports dated September 30,
        2001 (filed electronically on November 29, 2001).

Item 17. Undertakings.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the
City of Kansas City, and State of Missouri, on the 13th day of March, 2002.

                     AMERICAN CENTURY GOVERNMENT INCOME TRUST

                     By:  /*/William M. Lyons
                         President and Principal Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                   Date
---------                                 -----                   ----

*William M. Lyons                    President and            March 13, 2002
---------------------------------    Principal Executive
William M. Lyons                     Officer

*Maryanne Roepke                     Senior Vice President,   March 13, 2002
---------------------------------    Treasurer and Chief
Maryanne Roepke                      Accounting Officer

*James E. Stowers III                Director and             March 13, 2002
---------------------------------    Chairman of the Board
James E. Stowers III

*Albert A. Eisenstat                 Director                 March 13, 2002
---------------------------------
Albert A. Eisenstat

*Ronald J. Gilson                    Director                 March 13, 2002
---------------------------------
Ronald J. Gilson

*Myron S. Scholes                    Director                 March 13, 2002
---------------------------------
Myron S. Scholes

*Kenneth E. Scott                    Director                 March 13, 2002
---------------------------------
Kenneth E. Scott

*Jeanne D. Wohlers                   Director                 March 13, 2002
---------------------------------
Jeanne D. Wohlers

/s/Janet A. Nash
*by Janet A. Nash,  Attorney in Fact (pursuant to a Power of Attorney dated
September 16, 2000).